EXHIBIT 10.1

REAL ESTATE SALE AGREEMENT

FOR

NORTHPOINT CENTRAL

2 NORTHPOINT DRIVE

HOUSTON, TEXAS

AND

REGENCY CENTER

2901 WILCREST

HOUSTON, TEXAS

AND

2603 AUGUSTA

HOUSTON TEXAS

BETWEEN

CMD REALTY INVESTMENT FUND IV, L.P.

AND

HARVARD PROPERTY TRUST, LLC,

D/B/A BEHRINGER HARVARD FUNDS

August 15, 2007

REAL ESTATE SALE AGREEMENT

This REAL ESTATE SALE AGREEMENT (“Agreement”) is made on August 15, 2007 (the “Effective Date”) between CMD REALTY INVESTMENT FUND IV, L.P., an Illinois limited partnership (“Seller”), and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company, d/b/a Behringer Harvard Funds (“Purchaser”).

1.             Purchase and Sale.  Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the Property for the Purchase Price and subject to the terms and conditions set forth in this Agreement.

2.             Purchase Price.  The purchase price (the “Purchase Price”) for the Property shall be Seventy Three Million Twenty-Seven Thousand and No/100 Dollars ($73,027,000.00), a portion of which shall be allocated by Purchaser by providing written notice to Seller on or before the date that is five (5) Business Days prior to the Closing Date (as defined in Section 12) (the “Allocated Purchase Price”) for each of (a) Northpoint Central, Houston, Texas (“Northpoint Central”); (b) 2901 Wilcrest, Houston, Texas (“Regency Center”); and (c) 2603 Augusta, Houston, Texas (“2603 Augusta”) (2603 Augusta, Northpoint Central and Regency Center, each a “Project” and collectively, the “Projects”).  Notwithstanding anything to the contrary set forth herein, the Allocated Purchase Price shall be in accordance with the minimum amounts as specified on Schedule 1 attached hereto.

3.             Property.  “Property” means all of Seller’s right, title and interest in (a) the land described on Exhibits A-1 through A-3, inclusive (collectively, the “Lands”); (b) all easements and other related rights appurtenant to the Lands (collectively, “Appurtenances”); (c) all improvements located on the Lands (collectively, the “Improvements”) (the Lands, Appurtenances and Improvements are referred to collectively as the “Real Property”); (d) all plans and specifications related to the Real Property, including specifically, without limitation, any CAD drawings and other building information in Seller’s possession (collectively, the “Plans”); (e) all tangible personal property located on the Real Property (excluding the property described on Exhibits B-1 through B-3, inclusive); (f) all leases, licenses and other similar agreements to occupy the Real Property described on Exhibits C-1 through C-3, inclusive, and all New Leases (as defined in Section 11 of this Agreement) (collectively, the “Leases”); (g) all commission and brokerage agreements described on Exhibits D-1 through D-3, inclusive, and all New Commission Agreements (as defined in Section 11 of this Agreement) (collectively, the “Commission Agreements”); (h) all service contracts described on Exhibits E-1 through E-3, inclusive, and all New Service Contracts (as defined in Section 11 of this Agreement) (collectively, the “Service Contracts”); and (i) all books, records, marketing materials, logos, trademarks and transferable warranties, licenses and permits related solely to the use or ownership of the Real Property, but excluding the name “CMD” and all variations thereof and any websites maintained by Seller or any of its affiliates.

4.             Earnest Money Deposit.  Seller and Purchaser have executed and delivered to each other and Republic Title of Texas, Inc. (located at 2626 Howell Street, 10th Floor, Dallas, Texas 75204) (“Escrow Agent”) the escrow agreement between Seller, Purchaser and Escrow Agent in the form attached hereto as Exhibit F (“Earnest Money Escrow Agreement”).

Purchaser will deposit Three Million and no/100 Dollars ($3,000,000.00) (“Earnest Money Deposit”) with Escrow Agent, within three (3) Business Days (as defined in Section 20(e) of this Agreement) after mutual execution and delivery of this Agreement by the parties hereto, by federally insured wire transfer to the account of Escrow Agent pursuant to the wire transfer instructions provided to Purchaser by Escrow Agent. In the event that the Earnest Money Deposit (and/or any interest thereon) is required to be paid to Seller or Purchaser pursuant to the terms of this Agreement, Seller and Purchaser will each execute and deliver to Escrow Agent a written direction to disburse the Earnest Money Deposit (and/or such interest) to such person.

5.             Independent Consideration.  Upon execution of this Agreement, Purchaser has delivered to Seller, and Seller acknowledges receipt of, Fifty and No/100 Dollars ($50.00) (the “Independent Consideration”), as consideration for Purchaser’s right to purchase the Property and for Seller’s execution, delivery and performance of this Agreement.  The Independent Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, is non-refundable and shall be retained by Seller notwithstanding any other provision of this Agreement.

6.             Due Diligence.

(a)           Subject to the rights of tenants at the Property, Purchaser and any representatives designated by Purchaser may, at Purchaser’s expense, at reasonable times and upon reasonable prior notice to Seller, to the extent reasonably necessary in connection with the purchase of the Property, (a) inspect any documents and materials related to the Property which are in the possession of Seller, except as excluded as provided below (collectively, the “Evaluation Materials”) on the express condition that Purchaser agrees to treat the Evaluation Materials confidential, as provided in this Agreement, and (b) inspect the Real Property (provided that such inspections of the Real Property shall be non-invasive except to the extent approved in writing by Seller in its sole and absolute discretion) (collectively, “Inspections”).  Purchaser acknowledges and agrees that the Evaluation Materials are being provided by Seller as an accommodation to Purchaser and without representation, recourse or warranty by Seller as to the accuracy or completeness thereof or the suitability of the information contained therein for any purpose whatsoever, unless otherwise expressly set forth in this Agreement.  All actions taken by or on behalf of Purchaser shall be in accordance with all applicable laws, rules and regulations of the appropriate governmental authorities having jurisdiction over the Real Property.  In addition, subject to the rights of tenants at the Property, Purchaser shall have the right to interview the tenants under the Leases, during reasonable business hours and upon not less than three (3) Business Days’ prior notice to Seller, provided, however, that Seller shall have the right, but not the obligation, to have a representative of Seller accompany Purchaser or Purchaser’s representatives on such tenant interviews.  Seller and Purchaser agree to reasonably cooperate with each other in scheduling such interviews.  Purchaser shall (A) not interfere with the use of the Real Property by the tenants under the Leases, (B) restore the Real Property to the condition which existed immediately prior to each of the Inspections, (C) defend and indemnify Seller, its partners and affiliates, and each of their officers, directors, agents and employees, from and against any and all liability, loss, cost, expense and damage (including, without limitation, reasonable attorneys’ fees) incurred by any of them in connection with the

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Inspections, (D) provide Seller, promptly after receipt, with copies of all written reports, tests and other written information regarding the Inspections, and (E) prior to and as a condition to any Inspections, deliver to Seller certificates of insurance evidencing comprehensive liability insurance (including coverage for contractual indemnities) with a combined single limit of at least $2,000,000, in a form reasonably acceptable to Seller, and naming Seller as an additional insured. Notwithstanding the foregoing, Seller shall not be required to disclose or deliver to Purchaser (i) any evidence of terms relating to the acquisition of the Property by Seller; (ii) the valuation of the Property performed by or on behalf of Seller, including any appraisals of the Property; (iii) the terms of any financing relating to the Property; (iv) any information generated by or on behalf of Seller regarding the value of the Property for Seller’s internal purposes; (v) any materials or reports generated or produced by or on behalf of Seller in connection with its acquisition or financing of the Property; or (vi) any information or reports that are attorney-client or work product doctrine privileged.  Purchaser acknowledges and agrees that it has conducted prior to the date hereof such due diligence and other investigations as it deemed necessary, and Purchaser shall have no right to terminate this Agreement except as otherwise expressly set forth in this Agreement.

(b)           Purchaser has advised Seller that Purchaser must cause to be prepared up to three (3) years of audited financial statements in respect of the Property in compliance with certain laws and regulations, including, without limitation, Securities and Exchange Commission Regulation S-X.  Seller agrees to use commercially reasonable efforts to cooperate with Purchaser’s auditors in the preparation of such audited financial statements (it being understood and agreed that the foregoing covenant shall survive the Closing for a period of one (1) year); provided, however, that Seller shall not be required to incur any out of pocket expense with respect to such cooperation unless Purchaser reimburses Seller for same.  Without limiting the generality of the preceding sentence (i) Seller shall, during normal business hours, allow Purchaser’s auditors reasonable access to such books and records maintained by Seller (and Seller’s manager of the Property) exclusively in respect of the Property to the extent necessary to prepare and file such audited financial statements in compliance with Rule 3-14 of Regulation S-X and (ii) so long as the person in charge of management of the Property at the time of Closing remains in the employ of Seller or an affiliate of Seller, Seller will make such manager available for interview by Purchaser and Purchaser’s auditors.  The foregoing covenants shall survive Closing for a period of one (1) year.  All books, records, materials and responses to questions provided to Purchaser or Purchaser’s auditors pursuant to the foregoing provisions shall be provided without representation or warranty as to the accuracy or completeness thereof or otherwise; however, Seller agrees to provide good faith responses to the requests and questions submitted to Seller by Purchaser or its auditors.  Notwithstanding anything to the contrary contained herein, Seller shall only be obligated to provide to Purchaser Seller’s accounting information at the Property level, and shall not be obligated to provide any information concerning Seller’s capital structure or debt or any Proprietary Information (as defined below).  For the purposes of this Agreement, “Proprietary Information” shall mean (A) information contained in Seller’s credit reports, credit authorizations, credit or financial analyses or projections, investment analyses, account summaries or other documents prepared solely for Seller’s internal purposes and not directly related to the operation of the Property, including any valuation

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documents and information regarding the value of the Property and the price paid by Seller therefor; (B) material which is subject to attorney-client privilege or which is attorney work product; (C) sales contracts, appraisal reports, letters or loan matters; (D) financial statements or information relating to Seller or any affiliate of Seller, but Property level financial statements shall not be considered to be Proprietary Information; (E) Seller’s tax returns; or (F) material which Seller is legally or contractually required to maintain as confidential.  Notwithstanding anything to the contrary set forth herein, Purchaser expressly agrees that Seller’s delivery of any information under this Section 6(b) does not in any manner increase any liability of Seller hereunder, or obviate or waive the “AS IS” provisions of Section 19 below.

7.             Tenant Estoppel Certificates and SNDAs.

(a)           Tenant Estoppel Certificates.  Promptly after the date of this Agreement, Seller shall deliver to each tenant (but not any licensees) under the Leases a request to execute and deliver to Purchaser a tenant estoppel certificate with respect to its Lease in the form and substance of Exhibit G (collectively, the “Tenant Estoppel Certificates”).  To the extent that the tenants under the Leases execute and deliver to Seller such tenant estoppel certificates, Seller shall promptly deliver copies of the same (and at Closing, to the extent delivered by the tenants, originals thereof) to Purchaser.  Notwithstanding anything contained in this Agreement to the contrary, it shall be a condition to Purchaser’s obligation to close the transaction contemplated by this Agreement that Seller shall have delivered to Purchaser on or before the date that is five (5) Business Days prior to the Closing Date (as defined in Section 12) (the “Estoppel Condition Date”), tenant estoppel certificates executed by (a) tenants (the “Required Tenants”) occupying not less than seventy-five percent (75%) of the rentable space of the Improvements that is actually leased as of the Effective Date pursuant to valid and existing Leases which do not expire within one hundred twenty (120) days of the Closing Date (the “Actually Leased R.S.F.”) (the “Required Tenant Estoppel Certificates”) (which 75% must include all tenants whose premises is in excess of 7,500 rentable square feet) (such condition being referred to herein as the “Tenant Estoppel Condition”).  In order to apply towards fulfillment of the Tenant Estoppel Condition, a certificate must (i) be substantially in the form of Exhibit G; provided, however, that in the event any Lease permits a tenant to provide an estoppel certificate on a specified form, should said tenant execute that form of tenant estoppel certificate rather than the form in Exhibit G, Purchaser shall, subject to the further terms of this Section 7(a), accept that form and (ii) not contain any descriptions of terms and conditions that are materially inconsistent with the actual terms and conditions of the applicable Lease or disclose any other matter that would have a material adverse effect on the value of the Property, it being expressly agreed and acknowledged by Purchaser that, (i) a tenant estoppel certificate shall not fail to qualify towards the fulfillment of the Tenant Estoppel Condition if the applicable tenant inserts or includes phrases such as “to Tenant’s knowledge” or “in all material respects” or other similar knowledge or materiality qualification to any of the statements contained in such tenant estoppel certificate or discloses any New Leases or New Commission Agreements entered into in accordance with Section 11(a) or any New Lease Costs incurred in accordance with Section 13(g) of this Agreement, and (ii) in the event any tenant discloses on its tenant estoppel certificate an obligation or default by the

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landlord under its Lease which may be paid or cured by the payment of a definite and ascertainable amount (“Claimed Amount”), Seller shall have the right (but not the obligation) to credit Purchaser at Closing in the amount of the Claimed Amount, and if Seller does so credit Purchaser at Closing, the applicable disclosure on such tenant estoppel certificate shall not cause the same to fail to qualify as an acceptable tenant estoppel (if applicable) for purposes of fulfilling the Tenant Estoppel Condition.  In the event that the Tenant Estoppel Condition is not satisfied prior to the Estoppel Condition Date, Purchaser shall have the right to terminate this Agreement by delivering written notice thereof to Seller before 5:00 p.m. on the Estoppel Condition Date; if Purchaser does not duly and timely terminate this Agreement pursuant to this sentence, then Purchaser shall be deemed to have waived its right to terminate this Agreement pursuant to this Section 7.

(b)           Owner’s Association Estoppel.  Seller shall deliver to Westchase Two Community Association, Inc. (the “Association”) on or before the date of this Agreement an estoppel certificate in connection with Regency Center that identifies all governing documents for the Association and states that (i) Seller is not in default under the Agreement Establishing Maintenance Charges or any other governing document for the Association, and (ii) all amounts owed by Seller to the Association have been paid in full.  Seller shall use commercially reasonable efforts to obtain such executed estoppel five (5) Business Days prior to the Closing Date and agrees to provide such executed estoppel to Purchaser immediately upon receipt.

(c)           Extension Right.  Notwithstanding anything to the contrary contained in this Agreement, if Seller has not satisfied the Tenant Estoppel Condition on or before 5:00 p.m. on the date that is one (1) Business Day prior to the Estoppel Condition Date, then Seller and Purchaser shall each have the right (the “Extension Right”) to extend both the Estoppel Condition Date and the Closing Date (as defined in Section 12 of this Agreement) for up to ten (10) Business Days (for each of the Estoppel Condition Date and the Closing Date), by providing written notice of such election to the other on or before 5:00 p.m. on the Estoppel Condition Date in which event the Estoppel Condition Date and the Closing Date shall be the latest of such extended dates as contained in Seller’s or Purchaser’s extension notice.

(d)           Failure of Condition.  In the event that Seller is unable to satisfy the Tenant Estoppel Condition by the Estoppel Condition Date, as such date may have been extended by Seller or Purchaser pursuant to this Agreement, Seller shall not be in default under this Agreement.  However, if the Tenant Estoppel Condition is not fulfilled as of the Estoppel Condition Date, as such date may have been extended by Seller or Purchaser pursuant to this Agreement, then Purchaser shall have the option (which must be elected by written notice to Seller, and if written notice is not given, then Purchaser shall be deemed to have elected option (A) below) either to (A) waive the Tenant Estoppel Condition, or (B) terminate this Agreement, in which event all of the Earnest Money shall be returned to Purchaser.

(e)           SNDA.  Seller agrees to cooperate with Purchaser to obtain subordination, non-disturbance and attornment agreements (“SNDAs”) from tenants under Leases

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selected by Purchaser’s lender.  Purchaser shall prepare all such SNDAs and deliver them to Seller for submission to the Tenants.  As and when received by Seller, Seller shall deliver copies of the executed SNDAs to Purchaser and originals of all such SNDAs received shall be delivered to Purchaser at Closing.  If the transaction contemplated herein fails to close for any reason whatsoever, Purchaser shall return to Seller all such copies of the executed SNDAs previously delivered to Purchaser.  The failure to obtain SNDAs from all or any of the selected tenants shall not constitute a default by Seller hereunder or otherwise entitle Purchaser to delay the Closing or terminate this Agreement.

8.             Title Insurance and Survey.

(a)           Title Commitment and Survey.  Seller has delivered to Purchaser copies of (i) the title insurance commitments (the “Title Commitments”) issued by First American Title Insurance Company (the “Title Company”) described on Exhibits H-1 through H-3, inclusive, and copies of the underlying title documents referenced in each Schedule B of the Title Commitments and (ii) the surveys described on Exhibits I-1 through I-3 (the “Surveys”).

(b)           Permitted Exceptions.  “Permitted Exceptions” shall mean:  (i) matters set forth on Exhibits J-1 through J-3, (ii) matters arising out of an act of Purchaser or its representatives, agents, employees or independent contractors, (iii) matters removed from the Title Commitments or over which the Title Company has committed in writing to insure, (iv) matters which arise from a Casualty or Condemnation which has occurred after the date of this Agreement, (v) to the extent not set forth on Exhibits J-1 through J-3, matters disclosed by the Title Commitments, and (vi) other matters which have been approved in writing by Purchaser.

(c)           Closing Condition.  The obligation of Purchaser to purchase the Property on the Closing Date is conditioned upon the issuance by Title Company of the following with respect to each Project: one pro forma title insurance policy for, or one “marked up” written commitment to issue, one Texas standard form T-1 owner’s title insurance policy pursuant to the terms of the Title Commitments (each a “Title Policy” and collectively, the “Title Policies”), provided that each Title Policy shall (i) be subject only to the Permitted Exceptions, (ii) be dated as of the date of the Closing, (iii) name Purchaser as the insured, and (iv) if requested by Purchaser in writing, be revised to limit the standard exception dealing with area, boundaries and other matters, to “shortages in area” (provided that, if Purchaser requests same, Purchaser shall be responsible for the cost of such survey exception deletion).  If (x) the Title Company does not issue the Title Policies at the Closing in accordance with the terms of this Section 8(c), and (y) the Closing does not occur, then Purchaser shall have the right, as its sole and exclusive remedy therefor, to terminate this Agreement by delivery of written notice to Seller before 5:00 p.m. on the Closing Date.  Purchaser shall not have the right to terminate this Agreement pursuant to the foregoing sentence if the Title Policies are not issued at Closing as a result of Purchaser’s failure to deliver any documents or other materials required to be delivered by or on behalf of Purchaser pursuant to the Title Commitments.

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9.             Intentionally Omitted.

10.           Representations and Warranties.

(a)           Mutual.  Seller and Purchaser each represent and warrant to the other that it (a) is duly organized and validly existing under the laws of the State of Illinois (in the case of Seller) and the State of Delaware (in the case of Purchaser), (b) is qualified to do business in the state in which the Real Property is located, and (c) has full authority and capacity to enter into and perform this Agreement and each agreement, document and instrument to be executed and delivered by it pursuant this Agreement.

(b)           Seller’s Additional Representations and Warranties.  Seller represents and warrants to Purchaser as of the date hereof (and, subject to subsection (c) below, shall be deemed to represent and warrant to Purchaser as of the Closing Date) the following:

(i)            Leases. To Seller’s actual knowledge, the documents described on Exhibits C-1 through C-3, attached hereto, inclusive, constitute all of the leases and other occupancy agreements (and all amendments thereto), other than subleases, currently in effect with respect to the Real Property.  Seller has delivered to Purchaser true, correct and complete copies of all of the documents described on Exhibits C-1 through C-3, attached hereto, inclusive.  To Seller’s actual knowledge, the Leases are in full force and effect as they relate to the obligations of landlord thereunder, and there are no material written or material oral enforceable agreements between Seller and the tenants under the Leases other than as set forth in the Leases.

(ii)           Leasing Commission Agreements.  Seller has not entered into any written agreements with brokers providing for the payment by Seller of leasing commissions or fees for procuring tenants with respect to any Lease in effect as of the Effective Date hereof, except as disclosed in the Leases or on Exhibits D-1 through D-3 hereto, inclusive.  Seller has not agreed in writing to pay and, to Seller’s knowledge, there are no leasing commissions, fees or other compensation payable in respect of the exercise of renewal, extension or expansion options set forth in the Leases existing as of the Effective Date except as disclosed in the Leases or on Exhibits D-1 through D-3, inclusive.

(iii)          Service Contracts.  To Seller’s actual knowledge, the documents described on Exhibits E-1 through E-3 attached hereto, inclusive, constitute all of the agreements (including amendments and modifications thereto) regarding the Service Contracts.  Seller has delivered to Purchaser true and correct copies of all of the documents described on Exhibits E-1 through E-3 attached hereto, inclusive.

(iv)          Legal Compliance.  Except as disclosed on Schedule 2 attached hereto, Seller has not received written notice (i) from any governmental entity or instrumentality indicating that the Real Property violates or fails to comply in any

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material respect with any governmental or judicial law, order, rule or regulation, which violation or failure to comply has not been cured, or (ii) from any association indicating that Seller is in default under the provisions of any association documents to which Seller or any portion of the Real Property is subject or that Seller has not paid fees or charges due to the association.

(v)           Judicial Actions.  To Seller’s actual knowledge, there are no, and Seller has not received written notice of any, pending or threatened claims, lawsuits, arbitrations or other similar actions against the Property, which, if adversely determined, would:  (A) restrain the consummation of the transaction contemplated by this Agreement, (B) have a material adverse effect on the Property after Closing, or (C) result in any lien or encumbrance against the Property.

(vi)          Foreign Person.  Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

(vii)         OFAC.

(A)          To Seller’s knowledge, Seller is in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 23, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”).

(B)   Seller:

(1)           is not listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”);
(2)           is not a person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or
(3)           to Seller’s knowledge, is not owned or controlled by, or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

(C)           Seller hereby covenants and agrees that if Seller obtains knowledge that Seller or any of its beneficial owners becomes listed on the

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Lists or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Seller shall immediately notify Purchaser in writing, and in such event, Purchaser shall have the right to terminate this Agreement without penalty or liability to Seller immediately upon delivery of written notice thereof to Seller.  In such event the Earnest Money Deposit (together with all interest thereon) shall be returned to Purchaser.

(c)           Knowledge.  Whenever used in this Agreement, the phrase “to Seller’s actual knowledge” and similar phrases shall be limited in meaning to the actual (as distinguished from implied, imputed or constructive) knowledge of Joseph Bowar or Allen Aldridge without independent inquiry or investigation, and without imputation to such individuals or Seller of facts and matters otherwise within the personal knowledge of any other officers or employees of Seller or third parties.

(d)           Closing Condition.  Purchaser’s obligation to close the transaction contemplated by this Agreement is conditioned upon the representations and warranties of Seller contained in Section 10(b) being true and correct as of the Closing Date in all material respects, except it shall not be a failure of such condition if (i) such representation or warranty is untrue or inaccurate as the result of any action by Seller which is permitted under the terms of this Agreement or (ii) Purchaser had knowledge of such untruth or inaccuracy on or prior to the Effective Date.  If, prior to Closing, Seller discloses to Purchaser, or Purchaser discovers or has knowledge of, any misrepresentation of, or inaccuracy with respect to, any of the representations and warranties of Seller contained in Section 10(b) and Seller is unable or unwilling to cure such inaccuracy prior to Closing such that the condition to closing set forth in this Section 10(d) is not satisfied as of the Closing Date, then Purchaser shall have the right to terminate this Agreement by delivering written notice of such termination to Seller before the Closing.  If Purchaser does not duly and timely terminate this Agreement pursuant to this Section 10(d), then Purchaser shall be deemed to have waived its right to terminate this Agreement pursuant to this Section 10(d) and (x) such representations and warranties shall be deemed to have been modified to except therefrom such information disclosed by Seller, discovered by Purchaser, or of which Purchaser has knowledge and (y) Purchaser shall be deemed to have waived all claims for breach of such representations and warranties with respect to such information.

(e)           Purchaser’s Additional Representations and Warranties/OFAC.  Purchaser represents and warrants to Seller as of the date hereof (and, subject to subsection (iii) below, shall be deemed to represent and warrant to Seller as of the Closing Date) the following:

(i)            To Purchaser’s knowledge, Purchaser is in compliance with the requirements of the Orders and other similar requirements contained in the rules and regulations of OFAC.

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(ii)           Purchaser:

(A) is not listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”);
(B) is not a person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or
(C) to Purchaser’s knowledge, is not owned or controlled by, or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

(iii)          Purchaser hereby covenants and agrees that if Purchaser obtains knowledge that Purchaser or any of its beneficial owners becomes listed on the Lists or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Purchaser shall immediately notify Seller in writing, and in such event, Seller shall have the right to terminate this Agreement without penalty or liability to Purchaser immediately upon delivery of written notice thereof to Purchaser.  In such event the Earnest Money Deposit (together with all interest thereon) shall be returned to Purchaser.

11.           New Leases, Commission Agreements and Service Contracts.

(a)           New Leases and Commission Agreements.  Seller shall not enter into any new leases for occupancy within the Real Property, or any extensions, expansions, terminations or other modifications of the terms of any of the existing Leases (individually, a “New Lease”, and collectively, “New Leases”), and any related new commission or brokerage agreements (individually, a “New Commission Agreement”, and collectively, “New Commission Agreements”), without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, and which consent shall be deemed to have been given if Purchaser fails to disapprove in writing of the New Lease and New Commission Agreement within five (5) Business Days after Purchaser’s receipt of Seller’s written request for such consent (together with the New Lease and New  Commission Agreement.

(b)           New Service Contracts.  Seller shall not enter into any agreements for the provision of services to the Real Property or amend any existing Service Contracts (individually, a “New Service Contract”, and collectively, “New Service Contracts”) (except any New Service Contracts which are terminable upon not more than sixty (60) days prior notice and without the payment of any penalty or fee), without the prior written consent of Purchaser, which consent, shall not be unreasonably withheld, conditioned or delayed, and which consent shall be deemed to have been given if Purchaser fails to disapprove in writing of the New Service Contract within five (5) Business Days after Purchaser’s receipt of Seller’s written request for such consent (together with a copy of the New Service Contract).

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(c)           Termination of Management and Leasing Agreements.  Effective as of the Closing Date (as hereinafter defined), Seller shall cause any existing management and leasing agreements in respect of the Property to be terminated at the sole expense of Seller.

12.           Closing.  Subject to Seller’s rights under Section 7 hereinabove, the closing of the sale of the Property (the “Closing”) shall take place at 11:00 a.m. at the office of Escrow Agent in Dallas, Texas, on September 12, 2007 (the “Closing Date”).  Notwithstanding the foregoing, the parties need not attend the Closing in person and shall have the right to close the transaction contemplated by this Agreement pursuant to written closing escrow instructions, so long as such instructions are consistent with the terms hereof.

(a)           Seller Closing Documents.  At the Closing, Seller shall execute and deliver to Purchaser (or, if indicated, to Escrow Agent) the following documents for each Project:

(i)            Deeds in the form of Exhibit K (the “Deeds”);

(ii)           Bills of sale in the form of Exhibit L (the “Bills of Sale”);

(iii)          Assignment and assumption agreements in the form of Exhibit M (the “Assignment and Assumption Agreements”);

(iv)          A Tenant Notice Letter (which may be duplicated by Purchaser for delivery to each tenant under its respective Lease) in the form of Exhibit N;

(v)           Certification in the form of Exhibit O;

(vi)          Affidavit of title in the form of Exhibit P (to Escrow Agent only);

(vii)         To the extent delivered, originals of the Tenant Estoppel Certificates and SNDAs; and

(viii)        Such other customary documents as Escrow Agent may reasonably require in order to consummate the transaction that is the subject of this Agreement.

(b)           Purchaser Closing Documents.  At the Closing, Purchaser shall execute and deliver to Seller the following documents:

(i)            Bills of Sale;

(ii)           Assignment and Assumption Agreements; and

(iii)          Such other customary documents as Escrow Agent may reasonably require in order to consummate the transaction that is the subject of this Agreement.

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(c)           Purchase Price.

(i)            Earnest Money Deposit.  At the Closing, Seller and Purchaser shall direct Escrow Agent to disburse pursuant to the Earnest Money Escrow Agreement by federally insured wire transfer (i) to Seller the amount of the Earnest Money Deposit, and (ii) to Purchaser all interest earned on the Earnest Money Deposit.

(ii)           Balance.  At the Closing, Purchaser shall pay to Seller, by federally insured wire transfer, the total amount of the Purchase Price (A) less the amount of the Earnest Money Deposit, and (B) plus or minus (as the case may be) the net amount of payments required to be made by Seller and Purchaser at the Closing pursuant to Section 13 hereof.

(d)           Further Assurances.  Seller and Purchaser shall, at the Closing, and from time to time thereafter, upon request, execute such additional documents as are reasonably necessary in order to convey, assign and transfer the Property pursuant to this Agreement, provided that such documents are consistent with the terms of this Agreement, and do not increase Seller’s or Purchaser’s obligations hereunder or subject Seller or Purchaser to additional liability not otherwise contemplated by this Agreement.

(e)           Post-Closing Documents.  On the Closing Date, Seller shall deliver possession of the Property to Purchaser and shall deliver to Purchaser (by leaving same at the Property) all original Leases, Commission Agreements and Service Contracts that are in the possession of Seller.

13.           Prorations and Adjustments.

(a)           Rents.

(i)            Closing.  Seller shall pay to Purchaser at the Closing the total amount of base or fixed rent, estimated payments of taxes and expenses and other amounts under the Leases (collectively, “Rents”) paid by the tenants thereunder for the calendar month in which the Closing occurs (“Closing Month”), prorated for the number of days during such calendar month from, including and after the Closing Date.

(ii)           Post-Closing.  After the Closing, Purchaser shall make good faith efforts to collect all unpaid Rents for any period prior to the Closing Date, provided that Purchaser shall have no obligation to institute litigation or terminate any Leases in connection with any such collections. Without limitation of the foregoing, Seller hereby reserves the right to collect Delinquent Rents (defined below) after the Closing, including the right to file an action for collection (provided that, in connection therewith, Seller shall not terminate any of the Leases or disturb the tenants’ possessory rights thereunder).  If with respect to a particular Lease there are, as of the Closing, unpaid Rents for the Closing Month or any period prior to the Closing Month (collectively with respect to such Lease, “Delinquent Rents”), then until all of such Delinquent Rents are paid in full,

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each payment of Rents received by Seller or Purchaser with respect to such Lease shall be applied (A) first, to Delinquent Rents payable for the Closing Month, if any, (B) second, to Rents payable for any period after the Closing Month, and (C) third, the Delinquent Rents payable prior to the Closing Month.  With respect to each particular Lease, as long as there are Delinquent Rents with respect to such Lease, if Seller or Purchaser receives any payment of Rents with respect to such Lease after the Closing, then each shall retain or pay such amounts (or portions thereof) in order that such payments are applied in the manner set forth in this subsection (ii), provided that any amounts applied under subsection (A) shall be prorated with respect to Purchaser for the number of days during the Closing Month from, including and after the Closing Date, and with respect to Seller for the number of days during the Closing Month before the Closing Date.

(b)           Real Estate Taxes.

(i)            Delinquent Taxes.  Seller shall pay to the applicable tax authorities at or prior to the Closing all real estate taxes with respect to the Real Property (“Taxes”) which are due and payable as of the Closing, (including, without limitation, such taxes for the 2007 calendar year).

(ii)           Prepaid Taxes.  If any portion of the Taxes paid by Seller with respect to the Real Property at or prior to the Closing is for a tax fiscal period (“Tax Period”) which includes the period from, including or after the Closing, Purchaser shall pay to Seller at the Closing the amount of the Taxes paid for such Tax Period prorated for the number of days, from, including and after the Closing through the end of such Tax Period.

(iii)          Accrued Taxes.  If any Taxes have not been paid with respect to the Real Property for a particular Tax Period which includes a period before the Closing, then Seller shall pay to Purchaser at the Closing an amount equal to the Taxes which would be payable for such Tax Period assuming the millage or tax rate used to determine the most recently paid Taxes and the value most recently assessed by applicable tax authorities for which all contests and appeals have expired (“Assumed Taxes”), prorated for the number of days before the Closing during such Tax Period for which such Taxes have not been paid.  After the Closing, (A) if the actual Taxes (determined after the expiration of all contests and appeals) are greater than the Assumed Taxes for such Tax Period, then Seller shall pay to Purchaser the amount of such difference, prorated for the number of days before the Closing during such Tax Period for which such Taxes have not been paid, and (B) if the actual Taxes (determined after the expiration of all contests and appeals) are less than the Assumed Taxes for such Tax Period, then Purchaser shall pay to Seller the amount of such difference, prorated for the number of days before the Closing during such Tax Period for which such Taxes have not been paid.  If any savings in Taxes are realized, all costs associated with the Marvin F. Poer Company service contract listed on Exhibits E-1, E-2 and E-3 shall be shared on a pro rata basis between Seller and Purchaser.

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(iv)          Tax Refunds.  All refunds of Taxes received by Seller or Purchaser after the Closing with respect to the Real Property (“Tax Refunds”) shall be applied (A) first, to Seller or Purchaser, as the case may be, to the extent of third party expenses incurred by it in protesting and obtaining such Tax Refund, (B) second, to Purchaser to the extent that such Tax Refund is required to be paid (or credited against other amounts payable by) the tenants under the Leases, and (C) third, (x) to Seller if such Tax Refund is for any Tax Period which ends before the Closing, (y) to Purchaser if such Tax Refund is for any Tax Period which commences after the Closing, and (z) with respect to any Tax Refund for any Tax Period in which the Closing occurs, (1) to Seller in an amount prorated for the number of days from, including and after the commencement of such Tax Period until the day before the Closing, and (2) to Purchaser in the amount of such refund prorated for the number of days from, including and after the date of the Closing through the end of such Tax Period.  If Seller or Purchaser receives any Tax Refund, then each shall retain or pay such amounts (or portions thereof) in order that such payments are applied in the manner set forth in this subsection (iv).

(v)           Installments.  To the extent that Taxes for a particular Tax Period include special assessments or installments of special assessments, for the purpose of this subsection (b), Taxes for such Tax Period shall be determined assuming payment over the longest period of time permitted by the applicable taxing authorities.

(c)           Utilities.

(i)            General Utilities.  Prior to the Closing Date, Purchaser shall notify each of the utility companies which provide services to the Real Property of the scheduled transfer of the Real Property on the Closing Date, and make appropriate arrangements with the utility companies to bill Seller for services provided before the Closing Date, and to Purchaser for services provided on and after the Closing Date.  If such arrangements cannot, or are not, made as of the Closing, then Purchaser shall make the appropriate arrangements promptly after Closing, and promptly after such arrangements are made, Purchaser shall pay to Seller an amount equal to the cost of the services that were billed to Seller, for the period from and after Closing, and Seller shall pay the same to the appropriate utility company.  Seller will not assign, and will seek the return of, any deposits or other forms of security held by the utility companies in connection with such services.

(ii)           Energy Services Contracts.  As of the Effective Date, Purchaser has notified the electrical energy provider, which provides electricity services to the Real Property (“Champion”) of Purchaser’s desire to receive an assignment of those certain electricity services contracts between Seller and Champion (the “Energy Contracts”) listed on Exhibits E-1, E-2 and E-3 attached hereto.  Purchaser shall use commercially reasonable efforts to obtain such consent to assignment from Champion on or before the Closing Date, and Seller shall

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cooperate with such efforts.  If Champion provides its written consent to the assignment of the Energy Contracts to Purchaser (the “Consent”) on or before the Closing Date, then Seller shall assign to Purchaser and Purchaser shall assume the Energy Contracts at Closing pursuant to the Assignment and Assumption Agreements, and the costs under the Energy Contracts for the month in which Closing occurs shall be prorated between Purchaser and Seller as provided in Section 13(d) below.  If Purchaser does not obtain the Consent on or before the Closing Date, then, notwithstanding anything to the contrary contained in this Agreement, the Energy Contracts shall not be assigned to Purchaser at Closing; and, instead, at Closing Purchaser shall credit Seller with an amount equal to thirty (30) days of the cost of such energy services under the Energy Contracts based upon Exhibit A to the Energy Contracts and the most recent billing under the Energy Contracts (the “Energy Estimate”).  Following Closing, the Energy Contracts shall remain in existence and shall not be terminated, and Purchaser shall continue to use commercially reasonable efforts to obtain the Consent.  If Purchaser provides Seller with the Consent within twenty-one (21) days following the Closing, Seller shall promptly assign the Energy Contracts to Purchaser by amending the exhibits to the Assignment and Assumption Agreements to include the Energy Contracts and upon the true-up of other estimated, prorated expenses as described in Section 13(i) below, Seller shall pay to Purchaser any portion of the Energy Estimate which was not paid or is not due and owing to Champion for energy services to the Property for the period of time following the Closing and prior to the assignment of the Energy Contracts to Purchaser..  If Purchaser does not provide Seller with the Consent on or before the date that is twenty-one (21) days following the Closing Date, then Seller may terminate the Energy Contracts and shall have no further obligations to Purchaser in connection with the Energy Contracts.  In the event the Energy Contracts are not assigned to Purchaser on the Closing Date, Purchaser hereby agrees to indemnify, hold harmless and defend Seller, its affiliates, and its and officers, directors, affiliates, agents and employees, against and from any and all claims, demands, costs, expenses, causes of action, judgments, and liabilities (including, without limitation, reasonable attorneys’ fees and costs) which arise in connection with or accrue under the Energy Contracts following the Closing.  The terms and provisions of this Section 13(c)(ii) shall survive the Closing.

(d)           Service Contracts.  With respect to each Service Contract, at the Closing (i) Seller shall pay to Purchaser the amount of accrued and unpaid charges for services rendered before the Closing prorated on a per diem basis, and (ii) Purchaser shall pay to Seller the amount of prepaid charges for services rendered on and after the Closing prorated on a per diem basis.

(e)           Tenant Security Deposits.  Purchaser shall receive a credit at Closing in an amount equal to the total amount of cash security deposits held by Seller pursuant to the Leases as set forth on Exhibits Q-1 through Q-3, inclusive, (or such lesser amounts set forth in tenant estoppel certificates executed and delivered by tenants to Seller), less portions thereof which were applied by Seller after the date of this Agreement pursuant to the terms of the Leases to cure defaults by tenants under the Leases (it being agreed that

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Seller shall not have the right to so apply security deposits without the prior written approval of Purchaser, which approval shall not be unreasonably withheld).  Seller will assign to Purchaser at the Closing all of its rights, title and interests in any letters of credit, guaranties or other similar forms of non-cash security deposits under the Leases.  Seller agrees to assist Purchaser, at no cost to Seller, in causing the transfer or re-issuance of any letters of credit, guaranty, or other non-cash security deposits from the applicable tenant to Purchaser.

(f)            Tax/Expense Reconciliation.  Seller and Purchaser acknowledge that all or a portion of the Leases provide for a reconciliation after the end of calendar year 2007 between the final amounts of real estate tax or operating expenses payable and paid by the tenants on account of calendar year 2007.  If, as a result of any such reconciliations, the tenants owe money to the landlord, then Purchaser shall pay to Seller (promptly after receipt from the tenants), a pro rata share thereof determined on a per diem basis for the number of days during calendar year 2007 before the date of the Closing.  If, as a result of any such reconciliations, the landlord owes money to the tenants, then Seller shall pay to Purchaser (promptly after such amounts have been finally determined), a pro rata share thereof determined on a per diem basis for the number of days during calendar year 2007 before the date of the Closing.

(g)           New Lease Costs.  Purchaser hereby acknowledges and agrees that, upon the occurrence of Closing, it shall be solely responsible for payment of any and all tenant improvement allowances, free rent, leasing commissions, reasonable legal fees or other sums incurred by or on behalf of Seller on account of or in connection with any New Lease or New Commission Agreement entered into by Seller on or after June 14, 2007 through the Closing Date (collectively, “New Lease Costs”), regardless of when said amounts are due and payable, provided that, if entered into on or after the Effective Date, the applicable New Lease or New Commission Agreement is entered into by Seller in accordance with the provisions of this Agreement, provided further, however, that with respect to any such New Lease, Purchaser shall not be responsible for any free rent that accrues prior to the Closing Date.  Subject to the immediately preceding sentence, in the event that Seller incurs or pays any New Lease Costs on account of or in connection with any New Lease or New Commission Agreement entered into by Seller in accordance with the provisions of this Agreement, Purchaser shall pay to Seller at the Closing the total amount of such New Lease Costs.

(h)           Owners Association Assessments.  If the Real Property is located in a business park which is governed by an owners association, and the association charges assessments with respect to the Real Property, then at the Closing (a) if such charges are payable after the Closing for a period before the Closing, Seller shall pay to Purchaser an amount equal to the amount of such charges allocated to the period before the Closing prorated on a per diem basis, and (b) if such charges were paid before the Closing for a period on and after the Closing, Purchaser shall pay to Seller an amount equal to the amount of such charges reasonably allocated to the period from, including and after the Closing prorated on a per diem basis.

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(i)            Estimates.  The amount of payments by Seller or Purchaser under this Section 13 may have been based on estimates of applicable amounts.  If any payments by Seller or Purchaser at the Closing under this Section 13 are based on estimates, then, when the actual amounts are finally determined, Seller and Purchaser shall recalculate the amounts that would have been paid at the Closing based on such actual amounts, and Seller or Purchaser, as the case may be, shall make an appropriate payment to the other based on such recalculation.  Notwithstanding the preceding sentence, however, in no event shall any such recalculation under this Agreement occur more than 365 days after the Closing.

(j)            Prorations.  All prorations under this Section 13 for a particular period shall be on a per diem basis assuming an equal amount is payable on each day during such period.

(k)           Closing Date.  If the Earnest Money Deposit and balance of the Purchase Price is not delivered to Seller before 1:00 p.m. on the Closing Date, then the payments required to be made by Seller or Purchaser under this Section 13 shall be determined assuming that the Closing Date occurred on the day after the actual Closing Date.

(l)            Unpaid TI and Commissions.  At the Closing, Seller shall provide Purchaser with a credit for (i) any unpaid tenant improvement allowances required to be paid by the landlord under any Lease entered into on or before June 14, 2007 and (ii) any unpaid leasing commissions that are due and owing as of the Closing Date, provided, however, Seller shall not be obligated to provide the foregoing credit to the extent such unpaid tenant improvement allowances or unpaid commissions are due and owing in connection with a New Lease or New Commission Agreement.  Notwithstanding anything set forth in this section or in Section 13(g), Seller shall be liable for the cost of all outstanding tenant improvements set forth on Schedule 13(l) attached hereto and Seller shall provide a credit to Purchaser at Closing for such amounts, provided, however, to the extent Seller has paid, or tenant no longer has rights to, any of such amounts as set forth on Schedule 13(l) prior to Closing and Seller provides to Purchaser evidence that is reasonably satisfactory to Purchaser of such payment or loss of rights (the “Pre-paid/Lost Amount”), Seller’s obligation to provide a credit to Purchaser at Closing shall be reduced by an amount equal to the Pre-paid/Lost Amount.

14.           Closing Costs.

(a)           Seller.  Seller shall be responsible for the payment of (i) one-half of the closing fees charged by the Escrow Agent, (ii) the premium for the Title Policies (excluding the cost of the survey exception deletion and any other modifications to the standard Texas title exceptions requested by Purchaser), (iii) the fees and costs of Seller’s counsel representing it in connection with this transaction, and (iv) all other costs customarily incurred by sellers in the jurisdiction where the Real Property is located.

(b)           Purchaser.  Purchaser shall be responsible for the payment of  (i) one-half of the closing fees charged by the Escrow Agent, (ii) the cost of any update to any of the Surveys, (iii) if requested by Purchaser, the cost of the survey exception deletion and any

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other modifications to the standard Texas title exceptions for the Title Policies, (iv) the fees and costs of Purchaser’s counsel representing it in connection with this transaction, and (v) all other costs customarily incurred by purchasers in the jurisdiction where the Real Property is located.

15.           Remedies.

(a)           Purchaser Default.

(i)            Closing.  If Purchaser fails to perform any of its obligations under this Agreement which are required to be performed at the Closing (including the direction to disburse the Earnest Money Deposit, the payment of the balance of the Purchase Price and the payment of any amounts under Section 13) (“Purchaser Closing Default”), and regardless of whether such Purchaser Closing Default relates only to one (1) Project and not all the Property, then Seller shall have the right, as its sole and exclusive remedy for such failure, to terminate this Agreement by delivering written notice thereof to Purchaser, in which event the Earnest Money Deposit (together with all interest thereon) shall be paid to Seller as liquidated damages.  SELLER AND PURCHASER AGREE THAT SELLER’S ACTUAL DAMAGES IN THE EVENT OF A PURCHASER CLOSING DEFAULT ARE UNCERTAIN AND DIFFICULT TO ASCERTAIN, AND THAT THE EARNEST MONEY DEPOSIT (TOGETHER WITH ALL INTEREST THEREON) IS A REASONABLE ESTIMATE OF SELLER’S DAMAGES.

SELLER’S INITIALS:	PURCHASER’S INITIALS:

(ii)           Other.  If Purchaser fails to perform any of its obligations under, or otherwise breaches the terms of, this Agreement (other than a Purchaser Closing Default), then Seller may, as its remedies therefor, (A) terminate this Agreement by delivering written notice thereof to Purchaser on or before the Closing Date, (B) sue for damages, and/or (C) enforce any other rights or remedies available at law or in equity; it being understood that, in the event the Closing hereunder occurs and Purchaser fails to perform an obligation under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Seller shall have all rights and remedies at law or in equity, including, without limitation, the right to sue for damages.

(b)           Seller Default.  If Seller fails to perform any of its obligations under this Agreement which are required to be performed at or prior to the Closing (including the delivery of the Deeds and the payment of any amounts under Section 13), then Purchaser shall have the right, as its sole and exclusive remedies for such failure, to either (A) terminate this Agreement by delivering written notice thereof to Seller, in which event the Earnest Money Deposit (together with all interest thereon) shall be paid to Purchaser, or (B) specifically enforce the terms of this Agreement; provided that, in the event the Closing hereunder occurs and Seller fails to perform an obligation under this

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Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Purchaser shall have all rights and remedies available at law or in equity, including, without limitation, the right to sue for damages.

(c)           Collection Costs.  If any legal action, arbitration or other similar proceeding is commenced to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to an award of its attorneys’ fees and expenses.  The phrase “prevailing party” shall include a party who receives substantially the relief desired whether by dismissal, summary judgment, judgment or otherwise.

(d)           Survival.

(i)            Closing.  None of the terms and conditions of this Agreement shall survive the Closing, except that Sections 5, 6, 10, 12(d), 12(e), 13, 14, 15, 16, 19, 20, 22 and 23 shall survive the Closing for a period of one (1) year (it being understood that in the event of an alleged failure to perform a covenant or obligation or an alleged breach of a representation or warranty under any of said Sections, so long as Purchaser or Seller, as the case may be, has filed a lawsuit relating to such breach of any such representation or warranty within said one (1) year period, such claim shall survive said one (1) year period until such lawsuit is resolved).

(ii)           Termination.  None of the terms and conditions of this Agreement shall survive the termination of this Agreement, except that the provisions of Sections 5, 6, 15, 16, 18, 19, 21(a), 21(i), 22 and 23 shall survive termination of this Agreement for a period of one (1) year (it being understood that in the event of an alleged failure to perform a covenant or obligation or an alleged breach of a representation or warranty under any of said Sections, so long as Purchaser or Seller, as the case may be, has filed a lawsuit relating to such breach of any such representation or warranty within said one (1) year period, such claim shall survive said one (1) year period until such lawsuit is resolved).

(e)           Limitation of Liability.  Notwithstanding anything to the contrary set forth herein, in no event shall Seller’s liability with respect to a failure to perform any of Seller’s covenants or obligations hereunder or in any documents executed and delivered by Seller at the Closing or a breach of any of Seller’s representations and warranties set forth in this Agreement or in any documents executed and delivered by Seller at the Closing exceed one percent (1%) of the Allocated Purchase Price with respect to each Project.

16.           Brokers.  Seller shall pay all brokerage commissions and expenses owed to CB Richard Ellis. (“Seller’s Broker”), in connection with the sale of the Property.  Seller and Purchaser each represent to the other that it has not engaged or dealt with any broker or finder (other than Seller’s Broker) in connection with the sale of the Property. Seller and Purchaser shall indemnify, hold harmless and defend the other, its affiliates, and its and their officers, directors, affiliates, agents and employees, against and from all claims, demands, causes of

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action, judgments, and liabilities (including, without limitation, reasonable attorneys’ fees and costs) which arise from a breach of such parties’ respective representations set forth in this Section 16.

17.           Casualty and Condemnation.

(a)           Material.  If, prior to Closing, (i) any of the Improvements are damaged or destroyed, (a “Casualty”), and the cost of repair or replacement of the Improvements is reasonably likely to equal or exceed one percent (1%) of the Allocated Purchase Price of the affected Project (a “Material Casualty”), or (ii) a condemnation proceeding is commenced or threatened in writing against the Real Property (a “Condemnation”), then Purchaser shall have the right to terminate this Agreement by delivering written notice thereof on or before the Closing Date, in which event the Earnest Money Deposit (together with interest thereon) shall be paid to Purchaser.  If Purchaser fails to terminate this Agreement pursuant to this subsection (a), then at the Closing, Seller shall pay to Purchaser all insurance proceeds and condemnation awards paid to Seller in connection with such Material Casualty or Condemnation which have not been used to restore the Real Property, and Seller shall assign to Purchaser all of Seller’s right, title and interest in any insurance proceeds or condemnation awards to be paid to Seller in connection with the Material Casualty or Condemnation.  If Seller assigns a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller’s insurance policy.

(b)           Non-Material.  If a Casualty occurs prior to Closing, and the cost of repair or replacement of the Improvements is reasonably likely to be less than one percent (1%) of the Allocated Purchase Price of the affected Project (a “Non-Material Casualty”), then Seller shall pay to Purchaser all insurance proceeds paid to Seller in connection with such Non-Material Casualty which have not been used to restore the Real Property, and Seller shall assign to Purchaser all of Seller’s right, title and interest in any insurance proceeds to be paid to Seller in connection with the Non-Material Casualty.  In such event, the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller’s insurance policy.

18.           Confidentiality.  Except as otherwise required by law, prior to the Closing, Purchaser agrees to keep confidential and not to disclose (either orally or in writing) the sale and purchase contemplated by this Agreement, the Evaluation Materials (or the contents thereof) and any information and documents regarding the Property obtained by Purchaser, whether independently or from Seller, its agents, contractors or other third party (collectively, with the Evaluation Materials, “Confidential Information”) to any person or entity other than Purchaser’s consultants, professionals, lenders, accountants, attorneys, partners, officers and employees involved in evaluating, reviewing, negotiating and closing the sale and purchase of the Property contemplated by this Agreement (collectively, the “Involved Parties”).  Purchaser agrees to cause all Involved Parties to keep confidential and not to disclose the Confidential Information.  Any of the Confidential Information provided to Purchaser or any of the Involved Parties, or obtained by Purchaser or any Involved Parties, whether independently or from Seller, shall be for their internal use only and shall not be published, quoted, copied, distributed, divulged, disseminated or discussed, without the express prior written consent of Seller.

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Purchaser further agrees that the Confidential Information will be used solely for the purpose of evaluating a purchase of the Property by Purchaser.  Notwithstanding anything to the contrary contained in this Section 18, each of Seller and Purchaser and their respective employees, representatives and agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction contemplated by this Agreement and all materials of any kind (including tax opinions or other tax analyses) that are provided to such parties relating to such tax treatment and tax structure.  However, any information relating to the tax treatment or tax structure shall remain subject to the confidentiality provisions of this Section 18 (and the foregoing sentence shall not apply) to the extent reasonably necessary to enable any person to comply with applicable securities laws.  For purposes of this Section 18, “tax treatment” means U.S. federal income tax treatment, and “tax structure” is limited to any facts relevant to the U.S. federal income tax treatment of the proposed transaction contemplated by this Agreement.  Furthermore, notwithstanding the foregoing provisions or anything else to the contrary contained in this Agreement (a) Purchaser may disclose Confidential Information to its consultants, attorneys, accountants, prospective investors and lenders, and others who need to know the information for the purpose of assisting Purchaser in connection with the transaction that is the subject of this Agreement; (b) the foregoing covenants of confidentiality shall not be applicable to any information published by Seller as public knowledge or otherwise available in the public domain; (c) Purchaser shall be permitted to disclose such information as may be recommended by Purchaser’s legal counsel in order to comply with all financial reporting, securities laws and other legal requirements applicable to Purchaser, including any required disclosures to the Securities and Exchange Commission; and (d) any duty of confidentiality set forth in this Agreement shall terminate upon Closing.

19.           Disclaimer and Release.

(a)           Disclaimer.  Purchaser agrees that Purchaser is purchasing the Property in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller, except as otherwise expressly set forth in this Agreement or in the Deeds.  Without in any way limiting the generality of the immediately preceding sentence, Purchaser and Seller further acknowledge and agree that in entering into this Agreement and closing the transactions hereunder, except as otherwise expressly set forth in this Agreement or in the Deeds:

(i)            Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties or representations, express or implied, with respect to the Property or any portion thereof, the physical condition or repair or disrepair thereof, the value, profitability or marketability thereof, or of any of the appurtenances, facilities or equipment thereon;

(ii)           Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties, express or implied, of merchantability, habitability or fitness for a particular use; and

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(iii)          The rights granted to Purchaser under this Agreement will permit Purchaser a full investigation of the Property, and the parties hereto are fully satisfied with the opportunity afforded for investigation.  Neither party is relying upon any statement or representation by the other unless such statement or representation is specifically set forth in this Agreement.  Upon the Closing, Purchaser shall be deemed to have made such legal, factual and other inquiries and investigations as Purchaser deems necessary, desirable or appropriate with respect to the Property, the value and marketability thereof, and of the appurtenances, facilities and equipment thereof.  Such inquiries and investigations of Purchaser shall be deemed to include, but shall not be limited to, the physical components of all portions of the Improvements, the condition of repair of the Property or any portion thereof, such state of facts as an accurate survey would show, and the present and future zoning, ordinances, resolutions and regulations of the city, county and state where the Improvements are located.

(b)           Release.  Without in any way limiting the generality of the preceding subsection (a), except as otherwise expressly set forth in this Agreement or in the Deeds, Purchaser specifically acknowledges and agrees that it hereby waives, releases and discharges any claim it has, might have had, or may have, against each of Seller and its affiliates, and its and their officers, directors, employees and agents, relating to, arising out of or with respect to (i) the condition of the Property, either patent or latent, (ii) Purchaser’s ability, or inability, to obtain or maintain temporary or final certificates of occupancy or other licenses for the use or operation of the Improvements, and/or certificates of compliance for the Improvements, (iii) the actual or potential income, or profits, to be derived from the Real Property, (iv) the real estate, or other, taxes or special assessments, now or hereafter payable on account of, or with respect to, the Real Property, (v) Purchaser’s ability or inability to demolish the Improvements or otherwise develop the Real Property, (vi) the environmental condition of the Real Property, or (vii) any other matter relating to the Property.

20.           TDLR.  Seller and Purchaser acknowledge and agree that certain violations have been identified as set forth on Schedule 2 attached hereto (the “TDLR Violations”).  Notwithstanding anything set forth in this Agreement to the contrary, Seller shall be responsible for the payment of any fines or penalties assessed by the Texas Department of Licensing and Regulation (the “TDLR Penalties”) for each day prior to the first (1st) anniversary of the Closing Date that the TDLR Violations are not cured.  Purchaser shall be solely responsible, and Seller shall have no responsibility, for performing any and all work necessary to cure the TDLR Violations, for the payment of any and all costs and expenses incurred in connection with such work (other than the TDLR Penalties to the extent Seller has agreed to reimburse Purchaser under this Section 20), or for the payment of any and all TDLR Penalties for periods from and after the first anniversary of the Closing Date.  The obligations of Seller under this Section 20 be subject to the limitation on survival set forth in Section 15(d), shall not be subject to the limitation of liability set forth in Section 15(e) of this Agreement and shall survive the Closing.

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21.           General Provisions.

(a)           Termination.  Upon the termination of this Agreement pursuant to Sections 8(c), 10(d), 15(b) and 17(a), (i) the Earnest Money Deposit and all interest thereon shall be returned to Purchaser, and thereafter neither party shall have any further liability or obligation to the other except for those that are provided in this Agreement to survive termination hereof, and (ii) Purchaser shall promptly return to Seller any documents (originals and copies) received from Seller.

(b)           Entire Agreement.  This Agreement and exhibits hereto constitute the entire agreement of Seller and Purchaser with respect to sale of the Property and supersede all prior or contemporaneous written or oral agreements, whether express or implied.

(c)           Amendments.  This Agreement may be amended only by a written agreement executed and delivered by Seller and Purchaser.

(d)           Waivers.  No waiver of any provision or condition of, or default under, this Agreement by any party shall be valid unless in writing signed by such party.  No such waiver shall be taken as a waiver of any other or similar provision or of any future event, act, or default.

(e)           Time.  Time is of the essence of this Agreement.  In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is not a Business Day, in which case it shall run to the next day which is Business Day.  For the purpose of this Agreement, the term “Business Day” means any day other than (A) Saturday, (B) Sunday, or (C) any other day when federally insured banks in Chicago, Illinois are required or authorized to be closed.  All times of the day set forth herein shall be Central Standard Time.

(f)            Unenforceability.  In the event that any provision of this Agreement shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Agreement, as circumstances require, and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.

(g)           Assignment.  This Agreement may not be assigned by Purchaser to any party that is not an Affiliate (as hereinafter defined) without the prior express written consent of Seller.  Purchaser may assign its rights under this Agreement to an Affiliate or Affiliates without the prior written consent of Seller provided that (i) the assignee assumes all liabilities of Purchaser which arise under this Agreement both before and after the date of the assignment, (ii) on or before five (5) Business Days prior to Closing Purchaser delivers to Seller written notice of the name of and signature block for such assignee and (iii) on or before the Closing Date Purchaser delivers to Seller written notice of such assignment together with a copy of any such proposed assignment and

23

assumption instrument.  For purposes hereof, the term “Affiliate” shall mean (i) an entity that controls, is controlled by, or is under common control with Purchaser; (ii) any partnership in which Purchaser or Purchaser’s controlling member is the general partner; (iii) any fund or entity sponsored by Purchaser; or (iv) any entity that retains Purchaser or a company affiliated with Purchaser to manage the Property.

(h)           Notices.  Any notices or other communications permitted or required to be given hereunder shall be in writing, shall be delivered personally, by reputable overnight delivery service, or by fax (provided a hard copy is delivered on the next Business Day by personal delivery or reputable overnight delivery service), and shall be addressed to the respective party as set forth in this subsection (h).  All notices and communications shall be deemed given and effective upon receipt thereof.

To Seller:	CMD Realty Investment Fund IV, L.P. c/o Wind Realty Investors 101 North Wacker Drive, Suite 2002 Chicago, Illinois 60606 Attn: Mr. Joseph Bowar Phone: (312) 525-8224 Fax: (312) 726-9473

with a copy to:	DLA Piper US LLP 203 North LaSalle Street Suite 1900 Chicago, Illinois 60601 Attn: Janet A. Lindeman, Esq. Phone: (312) 368-3426 Fax: (312) 251-5742

To Purchaser:	Behringer Harvard 15601 Dallas Parkway Suite 600 Addison, Texas 75001 Attn: Joe Jernigan Phone: (866) 655-3600 Fax: (866) 655-3610

with a copy to:	Powell & Coleman 8080 North Central Expressway Suite 1380 Dallas, TX 75231 Attn: Carol Satterfield, Esq. Phone: (469) 341-2423 Fax: (214) 373-8768

(i)            Governing Law.  This Agreement shall be governed in all respects by the internal laws of the State of Texas without regard to the laws regarding conflicts of laws.

24

(j)            Counterparts.  This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as a single instrument.

(k)           Construction.  Seller and Purchaser agree that each and its counsel have reviewed and approved this Agreement, and that any rules of construction which provide that ambiguities be resolved against the drafting party shall not be used in the interpretation of this Agreement or any amendments or exhibits hereto.  The words “include”, “including”, “includes and any other derivation of “include” means “including, but not limited to” unless specifically set forth to the contrary. Headings of sections herein are for convenience of reference only, and shall not be construed as a part of this Agreement. Except to the extent expressly provided otherwise in this Agreement, references to “sections” or “subsections” in this Agreement shall refer to sections and subsections of this Agreement, and references to “exhibits” in this Agreement shall mean exhibits attached to this Agreement.

(l)            No Recording.  Purchaser shall not record this Agreement or any memorandum or other evidence thereof in any public records.

22.           DTPA WAIVER.  TO THE EXTENT PERMITTED BY LAW, PURCHASER HEREBY WAIVES ANY CLAIMS AND CAUSES OF ACTION ARISING PURSUANT TO THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES AND CONSUMER PROTECTION ACT, CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE, TEXAS BUSINESS AND COMMERCE CODE.  PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT: (I) PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION IN RELATION TO SELLER, (II) PURCHASER IS REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT, AND (III) PURCHASER IS PURCHASING THE PROPERTY FOR BUSINESS, COMMERCIAL, INVESTMENT OR OTHER SIMILAR PURPOSES AND NOT FOR USE AS PURCHASER’S RESIDENCE.

23.           RELA ADMONITION.  PURCHASER ACKNOWLEDGES THAT AT THE TIME OF THE EXECUTION OF THIS AGREEMENT, SELLER ADVISES PURCHASER BY THIS WRITING THAT PURCHASER SHOULD HAVE AN ABSTRACT COVERING THE PROPERTY THAT IS THE SUBJECT OF THIS AGREEMENT EXAMINED BY AN ATTORNEY OF PURCHASER’S OWN SELECTION, OR THAT PURCHASER SHOULD BE FURNISHED WITH OR OBTAIN AN OWNER’S POLICY OF TITLE INSURANCE.

23.           Obligations Regarding Property.  Notwithstanding (i) the references in this Agreement to each Project, (ii) the Allocated Purchase Price with respect to each Project, (iii) the limitations of liability with respect to each Project, or (iv) anything to the contrary contained in this Agreement, Purchaser acknowledges and agrees that its obligations and rights under this Agreement relate to all of the Property taken as a whole, and that under no circumstances shall

25

Purchaser be permitted either to (x) terminate this Agreement with respect to anything less than the entire Property, or (y) purchase anything less than the entire Property.

 [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

26

IN WITNESS WHEREOF, the parties have executed this Real Estate Sale Agreement as of the date set forth above.

PURCHASER:

HARVARD PROPERTY TRUST, LLC, a
Delaware limited liability company, d/b/a
Behringer Harvard Funds

By:	/s/ Jon L. Dooley
Printed Name:			Jon L. Dooley
Its:		EVP – Real Estate

SELLER:

CMD REALTY INVESTMENT FUND IV,
L.P., an Illinois limited partnership

By:	CMD/FUND IV GP INVESTMENTS,
L.P., an Illinois limited partnership, its general partner

	By:	CMD REIM IV, INC., an Illinois
corporation, its general partner

		By:	/s/ Randall Highley
		Name:	Randall Highley
		Its:	Vice President

27

Schedule 1

Minimum Allocation of Purchase Price

SEPARATE PROPERTY	ALLOCATION
Northpoint Central	Minimum Allocated Purchase Price:	$20,800,000.00

Regency Center	Minimum Allocated Purchase Price:	$18,860,000.00

2603 Augusta	Minimum Allocated Purchase Price:	$30,000,000.00

1-1

Schedule 2

Disclosure of Governmental Violation Notices

Northpoint Central

1.                                       Texas Department of Licensing and Regulation Notice Letter dated May 30, 2007 re: van parking and front door handicap access, elevator car position annunciation and full restroom compliance.

2603 Augusta

1.                                       Texas Department of Licensing and Regulation Notice Letter dated May 30, 2007 re: first floor elevator call button height adjustment, drinking fountain, and full restroom compliance.

2-1

Schedule 13(l)

Outstanding Tenant Improvements Due Purchaser

	Tenant Improvements	TOTAL
2603 AUGUSTA
Ensco – Suite 550	$119,355.00	$119,355.00
DMS (notice by September 2007)	$148,797.00	$148,797.00

NORTHPOINT
Waldemar – Suite 500 (notice by September 1, 2007)	$53,363.27	$53,363.27
Waldemar – Suite 230	$82,815.00	$82,815.00

REGENCY
OMTI (notice by September 2008)	$15,246.00	$15,246.00

TOTAL	$419,576.27	$419,576.27

13(l)-1

EXHIBIT A-1

LAND

NORTHPOINT CENTRAL

ALL THAT CERTAIN 4.1598 ACRE TRACT OF LAND SITUATED IN THE PIERCE SULLIVAN SURVEY, ABSTRACT NUMBER 749, HARRIS COUNTY, TEXAS AND BEING OUT OF UNRESTRICTED RESERVE “D” IN BLOCK SIX (6) OF THE CORRECTIVE PLAT OF NORTHPOINT SUBDIVISION AS RECORDED IN VOLUME 225, PAGE 30 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS; SAID 4.1598 ACRE TRACT OF LAND BEING DESCRIBED IN SPECIAL WARRANTY DEED DATED DECEMBER 26, 1996, FROM ALPHA NORTHPOINT ASSOCIATES, L.P., A TEXAS LIMITED PARTNERSHIP TO CONTINENTAL MORTGAGE & EQUITY TRUST, A CALIFORNIA BUSINESS TRUST AS RECORDED UNDER COUNTY CLERK’S FILE NUMBER S262857, FILM CODE NUMBER ###-##-#### IN THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY IN HARRIS COUNTY, TEXAS; SAID 4.1598 ACRE TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS (WITH ALL BEARING BASED ON SAID SUBDIVISION PLAT BEARING ALONG THE SOUTH LINE OF SAID UNRESTRICTED RESERVE “D” IN BLOCK SIX (6) BEING SOUTH 88º51’02” WEST);

BEGINNING AT A SET 1/2 INCH IRON ROD FOR THE INTERSECTION OF THE EASTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NUMBER 45 (RIGHT-OF-WAY WIDTH VARIES) AS WIDENED BY DEED OF FINAL JUDGMENT AWARDED TO THE STATE OF TEXAS DATED AUGUST 5, 1991 AS RECORDED UNDER COUNTY CLERK’S FILE NUMBER N-357678, FILM CODE NUMBER ###-##-#### IN THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY IN HARRIS COUNTY, TEXAS WITH THE SOUTH LINE OF SAID UNRESTRICTED RESERVE “D” IN BLOCK SIX (6) FOR THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED 4.1598 ACRE TRACT OF LAND HEREIN DESCRIBED;

THENCE NORTH 11º05’13” WEST, 317.06 FEET ALONG THE EASTERLY RIGHT-OF-WAY LINE OF SAID INTERSTATE HIGHWAY NUMBER 45 TO A 5/8 INCH IRON ROD FOUND IN THE SOUTHERLY RIGHT-OF-WAY LINE OF NORTHPOINT DRIVE (BASED ON A RIGHT-OF-WAY WIDTH OF 80.00 FEET AT THIS POINT) FOR THE NORTHWESTERLY CORNER OF SAID 4.1598 ACRE TRACT OF LAND HEREIN DESCRIBED;

THENCE IN A NORTHEASTERLY DIRECTION ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID NORTHPOINT DRIVE AND CURVE CONCAVE TO THE SOUTH HAVING A RADIUS OF 1000.00 FEET, THROUGH A CENTRAL ANGLE OF 04º12’21” FOR AN ARC DISTANCE OF 73.40 FEET TO A 5/8 INCH IRON ROD FOUND A THE POINT OF TANGENCY; (CHORD BEARING AND DISTANCE = NORTH 86º44’40” EAST, 73.39 FEET);

A-1-1

THENCE NORTH 88º51’02” EAST, 71.48 FEET ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID NORTHPOINT DRIVE TO A 5/8 INCH IRON ROD FOUND FOR CORNER OF THE 4.1598 ACRE TRACT OF LAND HEREIN DESCRIBED;

THENCE NORTH 80º50’00” EAST, 71.70 FEET ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID NORTHPOINT DRIVE TO A 5/8 INCH IRON ROD FOUND FOR CORNER OF THE 4.1598 ACRE TRACT OF LAND HEREIN DESCRIBED; (SAID RIGHT-OF-WAY WIDTH OF NORTHPOINT DRIVE AT THIS POINT IS 60.00 FEET.)

THENCE NORTH 88º51’02” EAST, 373.76 FEET ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID NORTHPOINT DRIVE TO A 1/2 INCH IRON ROD FOUND FOR THE NORTHEAST CORNER OF THE 4.1598 ACRE TRACT OF LAND HEREIN DESCRIBED; SAID POINT ALSO BEING THE NORTHWEST CORNER OF THE CERTAIN 6.2762 ACRE TRACT (CALLED) DESCRIBED IN DEED DATED MAY 1, 1989 TO SOUTH FORTUNE PROPERTY CORPORATION AS RECORDED UNDER COUNTY CLERK’S FILE NUMBER M-141764, FILM CODE NUMBER ###-##-#### IN THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY IN HARRIS COUNTY, TEXAS;

THENCE SOUTH 01º08’58” EAST, 325.00 FEET ALONG THE WEST LINE OF THE SAID 6.2762 ACRE TRACT (CALLED) TO A TWO (2) INCH SQUARE STEEL FENCE POST FOUND IN THE SOUTH LINE OF SAID UNRESTRICTED RESERVE “D” IN BLOCK SIX (6) FOR THE SOUTHEAST CORNER OF THE 4.1598 ACRE TRACT OF LAND HEREIN DESCRIBED; SAID POINT ALSO BEING THE SOUTHERLY CORNER OF THE SAID 6.2762 ACRE TRACT (CALLED);

THENCE SOUTH 88º51’02” WEST, 534.86 FEET ALONG THE SOUTH LINE OF SAID UNRESTRICTED RESERVE “D” IN BLOCK SIX (6) TO THE POINT OF BEGINNING AND CONTAINING 4.1598 ACRES OR 181,199 SQUARE FEET OF LAND.

A-1-2

EXHIBIT A-2

LAND

REGENCY CENTER

All that certain 4.3906 acres of land out of Unrestricted Reserve “B”, Block 2, Westchase Subdivision, Section 12, according to the plat thereof filed in the Map Records of Harris County, Texas in Volume 265, Page 74, and being all that certain called 4.3906 acre tract described in a deed dated 12/28/1989 from BA Properties, Inc. to Texser Realty, Inc. filed in the Official Public Records of Real Property of Harris County, Texas in Clerk File No. M-455971, Film Code No. 165-71-1903, and being more particularly described by metes and bounds as follows:

BEGINNING at a called and found 5/8” iron rod marking the southwest corner of a 10’ cutback line for the intersection of east right-of-way line of Wilcrest Drive (100’ wide) and the south right-of-way line of Meadowglen Lane;

THENCE North 42 degrees 29 minutes 40 seconds East 14.14’, with said cut-back line to a called and found 5/8” iron rod for corner;

THENCE North 87 degrees 29 minutes 40 seconds East 371.90’, with the said south right-of-way line of Meadowglen Lane (60’ wide) to a called and found 5/8” iron rod marking the Point of Curvature of a curve to the right having a central angle of 01 degree 58 minutes 52 seconds, a radius of 1,970.00’;

THENCE continuing with said south right-of-way line and with said curve to the right for an arc distance of 68.11’ to a called and found 5/8” iron rod for corner;

THENCE South 02 degrees 30 minutes 20 seconds East 424.00’, with the west line of Meadowglen Apartments according to the plat thereof filed in the Map Records of Harris County, Texas in Volume 286, Page 61 to a called and found 5/8” iron  rod for corner;

THENCE South 87 degrees 29 minutes 40 seconds West 450.00’, with the south line of the aforementioned 4.3906 acre tract to a called and found 5/8” iron rod for corner;

THENCE North 02 degrees 30 minutes 20 seconds West 415.18’, with the aforementioned east right-of-way line of Wilcrest Drive to the POINT OF BEGINNING and containing 4.3906 acre (191,254 square feet) of land, more or less.

A-2-1

EXHIBIT A-3

LAND

2603 AUGUSTA

A METES AND BOUNDS   DESCRIPTION OF A CERTAIN 1.4994 ACRE TRACT OF LAND SITUATED IN THE CHARLES SAGE SURVEY, ABSTRACT NO. 697, IN HARRIS COUNTY, TEXAS; BEING THE SOUTH ONE-HALF (1/2) OF LOT 4, POST OAK ESTATES, A DULY RECORDED SUBDIVISION IN VOLUME 17, PAGE 17 OF THE HARRIS COUNTY MAP RECORDS; SAID 1.4994 ACRES BEING THAT SAME TRACT OF LAND DESCRIBED IN CLERK’S FILE NO. T464166 OF THE HARRIS COUNTY OFFICIAL PUBLIC RECORDS OF REAL PROPERTY AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 1-INCH IRON PIPE FOUND MARKING THE SOUTHWEST CORNER OF SAID LOT 4 AND THE HEREIN DESCRIBED TRACT, SAID POINT BEING NORTH 07°37’25” EAST, 404.51 FEET FROM THE NORTH RIGHT-OF-WAY LINE OF WESTHEIMER ROAD AND BEING ON THE EAST RIGHT OF WAY LINE OF AUGUSTA DRIVE (60 FEET WIDE);

THENCE, NORTH 07°37’25” EAST, 161.85 FEET (CALLED NORTH 07°37’25” EAST, 162.21 FEET) LEAVING SAID EAST RIGHT-OF-WAY LINE OF AUGUSTA DRIVE TO A 5/8-INCH IRON ROD FOUND FOR THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE, SOUTH 82°31’23” EAST, 403.55 FEET (CALLED SOUTH 82°22’35” EAST, 403.50 FEET) LEAVING SAID EAST RIGHT-OF-WAY LINE TO A “PK” NAIL FOUND FOR THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT, AND BEING IN THE EAST LINE OF THE AFOREMENTIONED LOT 4;

THENCE, SOUTH 07°37’25” WEST, 161.85 FEET (CALLED SOUTH 07°37’25” WEST, 162.21 FEET) ALONG THE SAID EAST LINE OF LOT 4 TO A 1-INCH IRON PIPE FOUND BEING THE SOUTHEAST CORNER OF SAID LOT 4 AND THE HEREIN DESCRIBED TRACT (FROM WHICH A 5/8-INCH IRON ROD BEARS SOUTH 03°52’ WEST, 1.29 FEET, A 5/8-INCH IRON ROD BEARS NORTH 11°45’ EAST, 0.21 FEET, A 3/4-INCH SQUARE IRON PIPE BEARS NORTH 73°38’ EAST, 0.79 FEET);

THENCE, NORTH 82°31’23” WEST, 403.55 FEET (CALLED NORTH 82°22’35” WEST, 403.50 FEET) ALONG THE SOUTH LINE OF LOT 4 TO THE POINT OF BEGINNING, CONTAINING 1.4994 ACRE (65,313 SQUARE FEET AS CALCULATED BY THE ABOVE BEARINGS AND DISTANCES) OF LAND IN HARRIS COUNTY, TEXAS AS FOUND IN THE OFFICES OF COTTON SURVEYING COMPANY IN DRAWING NO. 1853C.

A-3-1

EXHIBIT B-1

EXCLUDED TANGIBLE PERSONAL PROPERTY

NORTHPOINT CENTRAL

None.

B-1

EXHIBIT B-2

EXCLUDED TANGIBLE PERSONAL PROPERTY

REGENCY CENTER

None.

B-2-1

EXHIBIT B-3

EXCLUDED TANGIBLE PERSONAL PROPERTY

2603 AUGUSTA

None.

B-3-1

EXHIBIT C-1

LEASES

NORTHPOINT CENTRAL

Pyramid Tubular Products, Inc.

Suite 610

Lease Agreement dated October 1, 1996 by and between Alpha Northpoint Associates, L.P. and Pyramid Tubular Products, Inc.

First Amendment dated October 2, 1997 by and between Continental Mortgage & Equity Trust and Pyramid Tubular Products, Inc.

Tenant Estoppel Certificate dated January 11, 1999.

Sublease dated August 24, 1999 by and between Pyramid Tubular Products, Inc. and W&O Supply, Inc.

Consent to Sublease dated August 25, 1999 by and between Pyramid Tubular Products, Inc. and W&O Supply, Inc. d/b/a W&O Technologies, and CMD Realty Investment Fund IV, L.P.

Landlord’s Subordination of Lien dated October 9, 2001 between Pyramid Tubular Products, Inc., South Trust Bank, and CMD Realty Investment Fund IV, L.P.

Lease Amendment Two dated January 14, 2002 by and between CMD Realty Investment Fund IV, L.P. and Pyramid Tubular Products, Inc.

Lease Amendment Three dated July 29, 2002 by and between CMD Realty Investment Fund IV, L.P. and Pyramid Tubular Products, Inc.

Right of Offer Letter dated October 31, 2002 (portion of Suite 601).

Lease Term Confirmation letter dated January 2, 2003.

Assignment of Lease and Consent w/Landlord’s Consent and supporting documentation dated December 11, 2002 between Pyramid Tubular Products (Delaware), Inc. and Pyramid Tubular Products, L.P. and CMD Realty Investment Fund IV, L.P.

Lease Amendment Four dated August 29, 2006, by and between CMD Realty Investment Fund IV, L.P. and Pyramid Tubular Products, L.P.

Lease Term Confirmation letter dated February 1, 2007.

Kaneka Texas Corporation

C-1-1

Suite 200 & 260

Lease Agreement dated June 2, 1995 by and between Alpha Northpoint Associates, L.P. and Kaneka Texas Corporation.

First Amendment signed February 4, 1998 by and between Northpoint Partners, L.P. and Kaneka Texas Corporation.

Tenant Estoppel Certificate dated January 6, 1999.

Waiver of Preferential Right letter dated February 29, 2000 re: Suite 230.

Waiver of Preferential Right letter dated May 4, 2000 re: Suite 250.

Amendment Two dated June 5, 2000 by and between CMD Realty Investment Fund IV, L.P. and Kaneka Texas Corporation.

Lease Amendment Three dated October 24, 2005, between CMD Realty Investment Fund IV, L.P. and Kaneka Texas Corporation.

Lease Term Confirmation letter dated January 10, 2006.

Advanced Extraction Technologies, Inc.

Suite 820

Lease Agreement dated February 6, 1987 by and between Northpoint Central, Ltd. and Advanced Extraction Technologies, Inc.

Modification and Ratification effective March 15, 1991 by and between Alpha Northpoint Associates, L.P. and Advanced Extraction Technologies, Inc.

Second Modification and Ratification effective March 15, 1994 by and between Alpha Northpoint Associates, L.P. and Advanced Extraction Technologies, Inc.

Third Modification and Ratification dated December 12, 1994 by and between Alpha Northpoint Associates, L.P. and Advanced Extraction Technologies, Inc.

Tenant Estoppel Certificate dated January 8, 1999.

Waiver letter dated January 20, 1999 re: portion of Suite 840.

Lease Amendment Four dated March 1, 2000 by and between CMD Realty Investment Fund IV, L.P. and Advanced Extraction Technologies, Inc.

Lease Amendment Five dated December 5, 2002 by and between CMD Realty Investment Fund IV, L.P. and Advanced Extraction Technologies, Inc.

C-1-2

Hunting Oilfield Services Holdings, Inc.

Suite 400 & 500

(New Lease)

Lease Agreement dated October 3, 2001 by and between CMD Realty Investment Fund IV, L.P. and Hunting Oilfield Services Holdings, Inc.

Lease Term Adjustment Confirmation letter dated December 26, 2001.

Tenant Notice Change dated July 14, 2003.

Consent to Sublease dated September 21, 2005, by and between Hunting Oilfield Services Holdings, Inc. (“Tenant”), Waldemar S. Nelson and Company, Incorporated (“Subtenant”), and CMD Realty Investment Fund IV, L.P. (“Landlord”) with sublease dated September     , 2005 attached.

Associated Transport Line, Inc.

Suite 975

Certificate of Organization dated May 26, 1999.

Lease Agreement dated June 6, 2000 by and between CMD Realty Investment Fund IV, L.P. and Associated Transport Line, Inc.

Landlord’s Subordination of Lien dated November 29, 2000.

Parking Letter Agreement dated April 4, 2002.

Bell Geospace, Inc.

Suites 250 and 230A, 230B

Lease Agreement dated April 11, 1997 by and between Continental Mortgage & Equity Trust and Bell Geospace, Inc.

First Amendment dated December 1, 1997 by and between Northpoint Partners, L.P. and Bell Geospace, Inc.

Tenant Estoppel Certificate dated January 12, 1999.

First Right of Refusal letter dated July 15, 1999 re: Suite 750.

Assumption and Second Amendment to Lease Agreement dated June 27, 2000 by and between CMD Realty Investment Fund IV, L.P. and Bell Geospace, Inc. w/attached Court Approval dated July 6, 2000.

C-1-3

Parking Letter Agreement dated September 5, 2000.

Lease Amendment Three dated April 28, 2003 between CMD Realty Investment Fund IV, L.P. and Bell Geospace, Inc.

Lease Amendment Four dated November 18, 2005, between CMD Realty Investment Fund IV, L.P. and Bell Geospace, Inc.

Lease Term Confirmation letter dated February 10, 2006 (Suite 230A).

Lease Term Confirmation letter dated August 7, 2006 (Suite 230B).

First NLC Financial Services, LLC

assigned by Town & Country Credit Corporation

Suite 150

Office Lease dated July 11, 2002 by and between CMD Realty Investment Fund IV, L.P. and Town & Country Credit Corporation.

Lease Term Confirmation letter dated September 5, 2002.

Consent to Assignment of Lease dated December 23, 2005, by and between Town & Country Credit Corporation (“Assignor”), First NLC Financial Services, LLC (“Assignee”), and CMD Realty Investment Fund IV, L.P. (“Landlord”).

Letter dated August 9, 2006 re relocation.

Lease Amendment One dated September 14, 2006, between CMD Realty Investment Fund IV, L.P. and First NLC Financial Services, LLC.

Lease Term Confirmation letter dated December 5, 2006.

Letter dated June 25, 2007 re: change to tenant legal address.

HNTB Corporation

Suite 650

Office Lease dated November 19, 2002 by and between CMD Realty Investment Fund IV, L.P. and HNTB Corporation.

Lease Term Confirmation letter dated February 18, 2003.

Parking Letter dated March 8, 2004.

Right of Offer letter dated August 4, 2006 (Suite 600).

C-1-4

Kyung Ja Chun dba Royal Deli

Suite 105

Commencement Date Declaration.

Lease Agreement dated December 11, 1992 by and between Alpha Northpoint Associates and Hanan Company, dba Royal Deli.

First Amendment to Lease dated February 12, 1993 by and between Alpha Northpoint Associates and Hanan Company, dba Royal Deli.

Assignment of Lease dated January 31, 1994 by and between Hanan Company and Raojibhai Patel.

Assignment of Lease dated December 10, 1996 by and between Raojibhai Patel and Kyung Ja Chun.

Second Amendment to Lease dated April 24, 1998 by and between Northpoint Partners and Kyung Ja Chun.

Tenant Estoppel Certificate dated January 7, 1999.

Lease Amendment Three dated January 30, 2003 by and between CMD Realty Investment Fund IV, L.P. and Kyung Ja Chun dba Royal Deli.

Lease Amendment Four dated May 10, 2004, between CMD Realty Investment Fund III, L.P. and Kyung Ja Chun d/b/a Royal Deli.

Lease Amendment Five dated February 4, 2005, between CMD Realty Investment Fund IV, L.P. and Kyung Ja Chun d/b/a Royal Deli.

Lease Amendment Six dated February 28, 2006, between CMD Realty Investment Fund IV, L.P. and Kyung Ja Chun d/b/a Royal Deli.

Signa Engineering Corporation

Suite 700

Northpoint Central Lease Agreement dated March 2, 1998 by and between Northpoint Partners, L.P. and Signa Engineering Corporation.

Tenant Estoppel Certificate executed January 7, 1999.

Lease Amendment One dated May 9, 2003 between CMD Realty Investment Fund IV, L.P. and Signa Engineering Corp.

C-1-5

Lease Term Confirmation, dated July 22, 2003 for Extension/Relocation from Suite 550.

Right of Offer Letter dated November 21, 2005 re Suite 725 and 750.

Aggreko LLC

Suite 810

Office Lease dated March 8, 2004, by and between CMD Realty Investment Fund IV, L.P. and Aggreko LLC.

Lease Term Confirmation letter dated May 25, 2004.

Right of Offer Letter dated March 3, 2006 (Suite 800).

Waldemar S. Nelson and Company, Inc.

Suite 300 and 305

Office Lease dated August 13, 2004, by and between CMD Realty Investment Fund IV, L.P. and Waldemar S. Nelson and Company, Inc.

Amended and Restated Office Lease dated October 27, 2004, by and between CMD Realty Investment Fund IV, L.P. and Waldemar S. Nelson and Company, Inc.

Lease Term Confirmation letter dated December 3, 2004.

Lease Amendment One dated February 24, 2005, between CMD Realty Investment Fund IV, L.P. and Waldemar S. Nelson and Company, Incorporated.

Lease Term Confirmation letter dated May 3, 2005.

Lease Amendment Two dated July 26, 2005, between CMD Realty Investment Fund IV, L.P. and Waldemar S. Nelson and Company, Incorporated.

Lease Amendment Three dated September 13, 2005, between CMD Realty Investment Fund IV, L.P. and Waldemar S. Nelson and Company, Incorporated.

Lease Amendment Four dated March 22, 2006, between CMD Realty Investment Fund IV, L.P. and Waldemar S. Nelson and Company.

ROO letter dated August 4, 2006 re Suite 600.

Additional Premises Term Confirmation letter dated August 8, 2006  including revisions to Lease Amendment Three and Lease Amendment Four re parking.

ROO letter dated February 15, 2007 re Suite 230.

C-1-6

ROO notice letter dated February 21, 2007.

Lease Amendment Five dated March 8, 2007, between CMD Realty Investment Fund IV, L.P. and Waldemar S. Nelson and Company, Incorporated.

Lease Term Confirmation Letter dated June 1, 2007.

Champions Pipe and Supply, Inc.

Suite 750

Office Lease dated December 21, 2005, by and between CMD Realty Investment Fund IV, L.P. and Champions Pipe and Supply, Inc.

Lease Term Confirmation letter dated March 3, 2006.

Deployed Medical Solutions, Inc.

Suite 950

Office Lease dated January 11, 2005, by and between CMD Realty Investment Fund IV, L.P. and Deployed Medical Solutions, Inc.

Lease Amendment One dated January 19, 2006, between CMD Realty Investment Fund IV, L.P. and Deployed Medical Solutions, Inc.

Lease Term Confirmation letter dated March 3, 2006.

Lease Amendment Two dated August 17, 2006, between CMD Realty Investment Fund IV, L.P. and Deployed Medical Solutions, Inc.

Fieldstone Mortgage Company

Suite 100

Office Lease dated January 10, 2006, by and between CMD Realty Investment Fund IV, L.P. and Fieldstone Mortgage Company.

Lease Term Confirmation letter dated February 10, 2006 signed February 13, 2006.

Lease Term Confirmation letter dated February 10, 2006 signed February 28, 2006.

Letter dated March 23, 2007, re:  change of control of Tenant.

Warrior Energy Services Corporation

Suite 900

Office Lease dated February 7, 2006, by and between CMD Realty Investment Fund IV, L.P. and Warrior Energy Services Corporation.

C-1-7

Lease Term Confirmation letter dated April 13, 2006.

Landlord’s Waiver and Consent dated April 17, 2006, by and among CMD Realty Investment Fund IV, L.P. and General Electric Capital Corporation.

River Consulting, LLC

Suite 800

Office Lease dated February 27, 2006, by and between CMD Realty Investment Fund IV, L.P. and River Consulting, LLC.

Lease Term Confirmation letter dated May 16, 2006.

Revised Lease Term Confirmation letter dated July 25, 2006.

Lease Amendment One dated December 5, 2006, between CMD Realty Investment Fund IV, L.P. and River Consulting, LLC.

Lease Term Confirmation letter dated March 28, 2007.

Right of Offer letter dated April 3, 2007 re: Suite 880.

Right of Offer letter dated July 6, 2007 re: Suite 860.

LICENSE AGREEMENTS

airBand Communications, Inc.

License Agreement

License Agreement dated April 18, 2002, by and between CMD Realty Investment Fund IV, L.P. and airBand Communications, Inc.

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EXHIBIT C-2

LEASES

REGENCY CENTER

F. A. Richard & Associates Inc.

Suite 285

Office Lease dated April 1, 2002 by and between CMD Realty Investment Fund IV, L.P. and F. A. Richard & Associates Inc.

Lease Term Confirmation letter dated June 6, 2002

Right of Offer letter dated March 11, 2003 re: Suite 137

Lease Amendment One dated June 29, 2004, between CMD Realty Investment Fund IV, L.P. and F. A. Richard & Associates Inc.

Lease Term Confirmation letter dated September 3, 2004.

Office Space License dated September 6, 2005, between CMD Realty Investment Fund IV, L.P. and F.A. Richard & Associates, Inc.

Mark Hastings d/b/a Allstate Insurance

Suite 150

Lease Agreement dated April 10, 2000 by and between CMD Realty Investment Fund IV, L.P. and Mark Hastings

Lease Amendment One dated February 9, 2004, between CMD Realty Investment Fund IV, L.P. and Mark Hastings

Rent Reduction Date Confirmation letter dated April 8, 2004

Interactive Network Technologies, Inc.

Suite 100

Lease Agreement dated June 11, 1993 by and between Texser Realty, Inc. and Interactive Network Technologies, Inc.

First Amendment to Lease dated May 17, 1995 by and between Texser Realty, Inc. and Interactive Network Technologies, Inc.

Second Amendment to Lease dated June 28, 1998 by and between Texser Realty, Inc. and Interactive Network Technologies, Inc.

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Tenant Estoppel Certificate dated July 27, 1998

Lease Term Adjustment Confirmation Letter dated January 21, 1999

Parking Letter Agreement dated March 31, 2000

Lease Amendment Three dated June 18, 2003 between CMD Realty Investment Fund IV, L.P. and Interactive Network Technologies, Inc.

Rent Reduction Date Confirmation letter dated August 8, 2003

REVISED Rent Reduction Date Confirmation letter dated August 25, 2003

Right of Offer dated January 26, 2004 re: Suite 400

Arrow Electronics, Inc.

f/k/a Wyle Electronics

Suite 120

Lease Agreement dated June 5, 1995 by and between Texser Realty, Inc. and Wyle Electronics.

First Amendment to Lease dated July 3, 1995 by and between Texser Realty, Inc. and Wyle Electronics.

Tenant Estoppel Certificate dated July 23, 1998

Amendment Two dated August 18, 2000 by and between CMD Realty Investment Fund IV, L.P. and Wyle Electronics

Consent to Assignment of Lease dated November 21, 2000 by and between CMD Realty Investment Fund IV, L.P., Wyle Electronics, and Arrow Electronics, Inc. w/attached supporting documentation

Amendment Three dated January 23, 2001 by and between CMD Realty Investment Fund IV, L.P. and Arrow Electronics, Inc.

Amendment Four dated October 17, 2001 by and between CMD Realty Investment Fund IV, L.P. and Arrow Electronics, Inc.

Lease Amendment Five dated November 9, 2004, between CMD Realty Investment Fund IV, L.P. and Arrow Electronics, Inc.

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Chemstations, Inc.

Suite 305 and 344

Lease Agreement dated February 8, 1996, by and between Texser Realty, Inc. and Chemstations, Inc.

Tenant Estoppel Certificate dated August 5, 1998

ROO Letter dated June 4, 1999

Amendment One dated January 3, 2001, by and between CMD Realty Investment Fund IV, L.P. and Chemstations, Inc.

Parking Letter Agreement dated July 31, 2001

Lease Amendment Two dated November 6, 2002, by and between CMD Realty Investment Fund IV, L.P. and Chemstations, Inc.

Lease Amendment Three dated October 8, 2004, between CMD Realty Investment Fund IV, L.P. and Chemstations, Inc.

Lease Amendment Four dated April 27, 2006, between CMD Realty Investment Fund IV, L.P. and Chemstations, Inc.

Lease Term Confirmation letter dated July 20, 2006

American Express Travel Related Services Company, Inc.

Suites 450, 500, 600

Lease Agreement effective April 1, 1997 by and between Texser Realty, Inc. and American Express Travel Related Services Company, Inc. (OLD LEASE)

First Amendment effective April 1, 1997 by and between Texser Realty, Inc. and American Express Travel Related Services Company, Inc.

Second Amendment to Lease Agreement effective February 1, 1998 (dated April 27, 1998) by and between Texser Realty, Inc. and American Express Travel Related Services Company, Inc.

Tenant Estoppel Certificate dated August 14, 1998

Amendment Three dated March 17, 2000 by and between CMD Realty Investment Fund IV, L.P. and American Express Travel Related Services Company, Inc.

Office Lease dated November 22, 2002 by and between CMD Realty Investment Fund IV, L.P. and American Express Travel Related Services Company, Inc. (NEW LEASE)

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Right of Offer Letter dated January 5, 2004 re: Portion of Suite 400

Adecco Employment Services, Inc.

Suite 140

Office Lease dated February 15, 2001 by and between CMD Realty Investment Fund IV, L.P. and Adecco Employment Services, Inc.

Lease Amendment One dated March 13, 2006, between CMD Realty Investment Fund IV, L.P. and Adecco USA, Inc. as successor in interest to Adecco Employment services, Inc.

Letter dated April 14, 2006 re correction to Exhibit E Right of Offer

Ulrich Engineers, Inc.

Suite 200

Lease Agreement dated February 21, 2001 by and between CMD Realty Investment Fund IV, L.P. and Ulrich Engineers, Inc.

Lease Amendment One dated December 28, 2005, between CMD Realty Investment Fund IV, L.P. and Ulrich Engineers, Inc.

OMTI, Inc.

Suite 211

Lease Agreement dated March 28, 2002 by and between CMD Realty Investment Fund IV, L.P. and OMTI, Inc.

Lease Term Confirmation letter dated May 29, 2002

Lease Amendment One dated June 3, 2003 between CMD Realty Investment Fund IV, L.P. and OMTI, Inc.

Lease Term Confirmation letter dated August 8, 2003

Lease Amendment Two dated April 13, 2006, between CMD Realty Investment Fund IV, L.P. and OMTI, Inc.

Commerciant, L.P.

Suite 217 and 250

Office Lease dated May 21, 2002 by and between CMD Realty Investment Fund IV, L.P. and Commerciant, L.P.

Lease Term Confirmation letter dated July 24, 2002.

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Right of Offer letter dated November 20, 2003 re: Suite 265

Lease Amendment One dated January 5, 2005, between CMD Realty Investment Fund IV, L.P. and Commerciant, L.P.

Lease Amendment Two dated March 7, 2006, between CMD Realty Investment Fund IV, L.P. and Commerciant, L.P.

Lease Term Confirmation letter dated April 3, 2006

Micro Integration and Programming Solutions, Inc.

Suite 155

Office Lease dated November 14, 2002 by and between CMD Realty Investment Fund IV, L.P. and Micro Integration and Programming Solutions, Inc.

Lease Term Confirmation letter dated January 2, 2003.

Huan Choi

d/b/a Papa Choi’s Deli

Suite 137

Office Lease dated April 9, 2003 by and between CMD Realty Investment Fund IV, L.P. and Huan Choi.

Lease Term Confirmation Letter dated June 6, 2003.

Lease Amendment One dated October 19, 2006, between CMD Realty Investment Fund IV, L.P. and Huan Choi d/b/a Papa Chois’s Deli

Sulzer Pumps (US) Inc.

Suite 345

Office Lease dated December 15, 2003, by and between CMD Realty Investment Fund IV, L.P. and Sulzer Pumps (US) Inc.

MAN Turbomachinery Inc. USA

Suite 300

Office Lease dated December 15, 2003, by and between CMD Realty Investment Fund IV, L.P. and MAN Turbomachinery Inc. USA

ROO letter dated April 21, 2006 (suite 344)

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Tetra Tech, Inc.

Suite 400

Office Lease dated February 16, 2004, by and between CMD Realty Investment Fund IV, L.P. and Tetra Tech, Inc.

Lease Term Confirmation letter dated June 3, 2004

EEW Steel Trading, L.L.C.

Suite 138

Office Lease dated February 16, 2006, by and between CMD Realty Investment Fund IV, L.P. and EEW Steel Trading, L.L.C.

Lease Term Confirmation letter dated March 9, 2006

Ineos Americas, LLC

through its division Ineos Oxide

Suite 205

Office Lease dated May 24, 2006, by and between CMD Realty Investment Fund IV, L.P. and Ineos Americas, LLC through its division Ineos Oxide

Lease Term Confirmation letter dated June 12, 2006

Sinomax USA, Inc.

Suite 210

Office Lease dated January 31, 2007, by and between CMD Realty Investment Fund IV, L.P. and Sinomax USA, Inc.

Lease Term Confirmation letter dated April 18, 2007

Revised Lease Term Confirmation letter dated April 26, 2007

C-2-6

EXHIBIT C-3

LEASES

2603 AUGUSTA

Madan Mossman & Sriram, P.C.

fka Madan & Morris, P.C.

Suite 700

Lease Agreement dated July 1, 1996, by and between Coventry Fund II, Ltd. and Madan & Morris, P.C.

First Amendment dated August 1, 1996, by and between Coventry Fund II, Ltd. and Madan & Morris, P.C.

Second Amendment dated December 20, 1996, by and between Coventry Fund II, Ltd. and Madan & Morris, P.C.

Estoppel Certificate dated December 8, 1998

Notice of Sale letter dated December 31, 1998

Lease Amendment Three dated July 8, 1999, by and between CMD Realty Investment Fund IV, L.P. and Madan Mossman & Sriram, P.C. f/k/a/ Madan & Morris, P.C.

Amended and Restated Lease Amendment Three dated July 29, 1999, by and between CMD Realty Investment Fund IV, L.P. and Madan Mossman & Sriram, P.C. f/k/a Madan & Morris, P.C.

Amendment Four dated April 2, 2001, by and between CMD Realty Investment Fund IV, L.P. and Madan Mossman & Sriram, P.C.

Lease Term Adjustment Confirmation letter dated June 18, 2001

Right of Offer letter dated August 26, 2002 re: Suite 750

Lease Amendment Five dated May 4, 2006, between CMD Realty Investment Fund IV, L.P. and Madan, Mossman & Sriram, P.C.

Right of Offer letter dated August 1, 2007.

C-3-1

Burnett Holdings, Inc.

(BCO Wetzel)

Suite 1250

Lease Agreement dated October 12, 1994, by and between Coventry Fund II, LTD. and Wetzel Surplus Lines, Inc. d/b/a Burnett & Company, Inc.

Estoppel Certificate dated December 16, 1998

Notice of Sale Letter dated December 31, 1998

Lease Amendment One dated August 2, 1999, by and between CMD Realty Investment Fund IV, L.P. and Burnett Holdings, Inc. successor-in-interest to BCO Surplus Lines, Inc.

Lease Amendment Two dated May 28, 2004, between CMD Realty Investment Fund IV, L.P. and Burnett Holdings, Inc.

Rent Reduction Date Confirmation letter dated June 15, 2004

Lease Amendment Three dated November 2, 2005, between CMD Realty Investment Fund IV, L.P. and Burnett Holdings, Inc.

Duff, Kitchel & Company, P.C.

Suite 950

Lease Agreement dated May 3, 1989, by and between Coventry Fund II, Ltd. and Davis, Duff & Company

Assignment and Assumption of Lease dated March 14, 1994, by and between Davis, Duff & Company and Duff, Thompson & Co., P.C.

First Amendment dated March 14, 1994, by and between Coventry Fund II, Ltd. and Duff, Thompson & Co., P.C.

Consent to Sublease dated April 28, 1995, by and between Coventry Fund II, Ltd. and Duff, Thompson & Co., P.C. and Andrew L. Todesco w/attached Sublease dated February 15, 1995

Tenant Estoppel Certificate dated 12/11/98.

Notice of Sale Letter dated December 31, 1998

Lease Amendment Two dated September 17, 1999, by and between CMD Realty Investment Fund IV, L.P. and Duff, Kitchel & Company, P.C.

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Lease Amendment Three dated November 6, 2002, by and between CMD Realty Investment Fund IV, L.P. and Duff, Kitchel & Company, P.C.

Parking Letter Agreement dated January 17, 2003

Lease Amendment Four dated October 23, 2003, between CMD Realty Investment Fund IV, L.P. and Duff, Kitchel & Company, P.C.

Lease Amendment Five dated November 20, 2006, between CMD Realty Investment Fund IV, L.P. and Duff, Kitchel & Company

Lease Term Confirmation letter dated February 1, 2007

General Employment Enterprises, Inc.

Suite 850

Lease Agreement dated July 21, 1997, between Westmark 2603 Augusta, Inc. and General Employment Enterprises, Inc.

Estoppel Certificate dated December 11, 1998

Notice of Sale Letter dated December 31, 1998

Lease Amendment One dated March 1, 2000, by and between CMD Realty Investment Fund IV, L.P. and General Employment Enterprises, Inc.

Lease Amendment Two dated December 2, 2002, by and between CMD Realty Investment Fund IV, L.P. and General Employment Enterprises, Inc.

Lease Amendment Three dated September 16, 2003, between CMD Realty Investment Fund IV, L.P. and General Employment Enterprises, Inc.

Lease Amendment Four dated October 21, 2004, between CMD Realty Investment Fund IV, L.P. and General Employment enterprises, Inc.

Lease Amendment Five dated November 9, 2005, between CMD Realty Investment Fund IV, L.P. and General Employment Enterprises, Inc.

Lease Amendment Six dated October 16, 2006, between CMD Realty Investment Fund IV, L.P. and General Employment Enterprises, Inc.

T.R. Moore & Company, P.C.

Suite 1100

Lease Agreement dated October 27, 1995, by and between Coventry Fund II, Ltd. and T.R. Moore & Company, P.C.

C-3-3

Landlord’s Subordination and Consent dated February 6, 1997 by and between Westmark 2603 Augusta, Inc. and T.R. Moore & Company, P.C. to Southwest Bank of Texas, N.A.

First Amendment dated June 4, 1998, by and between Westmark 2603 Augusta, Inc. and T.R. Moore & Company, P.C.

Notice of Amended Lease Term Dates dated October 16, 1998 by and between Westmark 2603 Augusta, Inc. and T.R. Moore & Company, P.C.

Tenant Estoppel Certificate executed December 17, 1998

Notice of Sale letter dated December 31, 1998

Amendment Two dated April 26, 2000, by and between CMD Realty Investment Fund IV, L.P. and T.R. Moore & Company, P.C.

Lease Term Adjustment Confirmation letter dated September 29, 2000

Lease Amendment Three dated April 29, 2003, by and between CMD Realty Investment Fund IV, L.P. and T. R. Moore & Company, P.C.

Lease Term Confirmation letter dated October 17, 2003

ROO letter dated September 14, 2005 re suite 570

ROO letter dated March 2, 2006 re suite 1130

William T. Evans & Associates, Inc.

Suite 1070

Lease Agreement dated December 31, 1997 between Westmark 2603 Augusta, Inc. and William T. Evans & Associates, Inc.

Estoppel Certificate dated December 14, 1998

Notice of Sale letter dated December 31, 1998

Lease Amendment One dated December 4, 2000, by and between CMD Realty Investment Fund IV, L.P. and William T. Evans & Associates, Inc.

Lease Amendment Two dated November 20, 2003, between CMD Realty Investment Fund IV, L.P. and William T. Evans & Associates, Inc.

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Lease Amendment Three dated November 13, 2006, between CMD Realty Investment Fund IV, L.P. and William T. Evans & Associates, Inc.

Dynamic Graphics, Inc.

Suite 1080

Lease dated February 22, 1991, by and between Coventry Fund II, LTD. and Dynamic Graphics, Inc.

First Amendment to Lease dated December 8, 1995, by and between Coventry Fund II, LTD. and Dynamic Graphics, Inc.

Tenant Estoppel Certificate dated December 15, 1998

Notice of Sale Letter dated December 31, 1998

Amendment Two dated February 19, 2001, by and between CMD Realty Investment Fund IV, L.P. and Dynamic Graphics, Inc.

Amendment Three dated November 14, 2001, by and between CMD Realty Investment Fund IV, L.P. and Dynamic Graphics, Inc.

Lease Amendment Four dated May 2, 2003, between CMD Realty Investment Fund IV, L.P. and Dynamic Graphics, Inc.

Lease Term Confirmation letter dated June 9, 2003

Lovett, Tew & Dykes, L.L.P.

Suite 920

Lease Agreement dated February 28, 2002, by and between CMD Realty Investment Fund IV, L.P. and Lovett, Tew & Dykes, L.L.P.

Lease Term Confirmation letter dated March 14, 2002

Lease Amendment One dated April 4, 2002, by and between CMD Realty Investment Fund IV, L.P. and Lovett, Tew & Dykes, L.L.P.

Lease Amendment Two dated April 14, 2005, between CMD Realty Investment Fund IV, L.P. and Lovett, Tew & Dykes, L.L.P.

Lease Amendment Three dated April 17, 2006, between CMD Realty Investment Fund IV, L.P. and Lovett, Tew & Dykes, L.L.P.

C-3-5

Hendricks & Partners LLC

Suite 100

Lease Agreement between Westmark 2603 Augusta (“Landlord”) and Hendricks & Partners LLC (“Tenant”) dated February 12, 1998

Transwestern Property Company Lease Summary sheet dated March 3, 1998

Westmark Realty Advisors MRI Lease Abstract dated March 4, 1998

Certificate executed by Tenant and dated December 10, 1998 re conveyance of 2603 Augusta (“Property”)

Tenant Notice Letter dated December 31, 1998 re sale of Property to CMD Realty Investment fund IV, L.P.

Parking Letter Agreement dated May 16, 2002

Lease Amendment One dated November 18, 2002, by and between CMD Realty Investment Fund IV, L.P. and Hendricks & Partners LLC

Lease Term Confirmation letter dated February 17, 2003

The Commonwealth of Massachusetts

Suite 1075

Lease Agreement dated January 12, 1998, between Westmark 2603 Augusta, Inc. and The Commonwealth of Massachusetts

Estoppel Certificate dated December 24, 1998

Notice of Sale letter dated December 31, 1998

Lease Amendment One dated August 30, 2002, by and between CMD Realty Investment Fund IV, L.P. and The Commonwealth of Massachusetts

Nance & Simpson, L.L.P.

Suite 1000 and 1090

Office Lease dated January 9, 2003, by and between CMD Realty Investment Fund IV, L.P. and Nance & Simpson, L.L.P.

Lease Confirmation Letter dated February 12, 2003

Letter dated March 24, 2003, from Landlord offering portion of Suite 1000 pursuant to ROO

Lease Amendment One dated January 30, 2006, between CMD Realty Investment Fund IV, L.P. and Nance & Simpson, L.L.P.

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Lease Term Confirmation Letter Dated April 13, 2006

Branson, Fowlkes/Russell, Inc.

Suite 711

Lease dated November 18, 1997, between Westmark 2603 Augusta, Inc. and Branson, Fowlkes/Russell, Inc.

Tenant Estoppel Certificate dated December 8, 1998

Notice of Sale letter dated December 31, 1998

Lease Amendment One dated February 3, 2003, by and between CMD Realty Investment Fund IV, L.P. and Branson, Fowlkes/Russell, Inc.

Robert Beamon

Suite 1050

Lease Agreement dated June 24, 1998 between Westmark 2603 Augusta, Inc. and Robert Beamon

Tenant Estoppel Certificate dated December 7, 1998

First Amendment to Lease Agreement dated December 22, 1998, effective December 1, 1998, by Westmark 2603 Augusta, Inc. and Robert Beamon

Tenant Notice Letter of Sale dated December 31, 1998

Lease Amendment Two dated April 1, 2003 between CMD Realty Investment Fund IV, L.P. and Robert Beamon

Fritz O. A. Franke, M.D.

Suite 805

Lease Agreement dated December 9, 1997, between Westmark 2603 Augusta, Inc. and Fritz O. A. Franke, M.D.

Tenant Estoppel dated December 7, 1998.

Tenant Notice of Sale Letter dated December 31, 1998.

Lease Amendment One dated June 20, 2003, between CMD Realty Investment Fund IV, L.P. and Fritz O.A. Franke, M.D.

Lease Term Confirmation letter dated September 22, 2003

C-3-7

DQ Holdings, LLC

Suite 880

Office Lease dated June 23, 2003, by and between CMD Realty Investment Fund IV, L.P. and DQ Holdings, LLC

Lease Term Confirmation letter dated August 8, 2003

Principal Life Insurance Company

Suite 1300, 1350 & 1360

Office Lease dated June 25, 2003, by and between CMD Realty Investment Fund IV, L.P. and Principal Life Insurance Company

Amended and Restated Office Lease dated October 7, 2003, by and between CMD Realty Investment Fund IV, L.P. and Principal Life Insurance Company

Lease Term Confirmation letter dated November 1, 2003

Lease Term Confirmation letter dated November 25, 2003

Lease Amendment One dated January 13, 2005, between CMD Realty Investment Fund IV, L.P. and Principal Life Insurance Company

Lease Term Confirmation letter dated February 24, 2005

Lease Term Confirmation letter dated March 4, 2005

ROO letter dated June 27, 2005 (suite 1250)

Wilson & Johnson, L.L.P.

Suite 1150

Lease Agreement dated June 24, 1998, between Westmark 2603 Augusta, Inc. and Kent L. Wilson and Johnny B. Johnson

Lease Amendment One dated August 4, 2003, between CMD Realty Investment Fund IV, L.P. and Wilson & Johnson, L.L.P.

Lease Amendment Two dated April 11, 2006, between CMD Realty Investment Fund IV, L.P. and Wilson & Johnson, L.L.P.

Possession Date confirmation letter dated August 4, 2006 (portion of Suite 1130)

Additional Premises and Lease Term Confirmation letter dated August 4, 2006

C-3-8

Haddington Ventures, L.L.C.

Suite 900

Lease Agreement dated September 28, 1998 between Westmark 2603 Augusta, Inc. and Haddington Ventures, LLC

Estoppel dated December 10, 1998

Tenant Notice Letter dated December 31, 1998 re Notice of Sale

Lease Amendment One dated November 1, 2003, between CMD Realty Investment Fund IV, L.P. and Haddington Ventures, L.L.C.

Lease Amendment Two dated August 10, 2005, between CMD Realty Investment Fund IV, L.P. and Haddington Ventures, L.L.C.

Lease Term Confirmation letter dated November 9, 2005

Revised Lease Term Confirmation letter dated December 5, 2005

ROO letter dated October 17, 2006 re Suite 950

Electronic Tracking Systems, L.L.C.

Roof Space

Roof Space License Agreement dated April 19, 2004, between CMD Realty Investment Fund IV, L.P. and electronic Tracking Systems, L.L.C.

Aaron Jonas

Suite 1060

Office Lease dated November 19, 2004, by and between CMD Realty Investment Fund IV, L.P. and Aaron Jonas

Lease Term Confirmation letter dated February 10, 2005

Universal Ensco, Inc.

Suites 500, 550 and 570

Office Lease dated February 1, 2006, by and between CMD Realty Investment Fund IV, L.P. and Universal Ensco, Inc.

Lease Term Confirmation letter dated March 3, 2006

C-3-9

Lease Amendment One dated October 4, 2006, between CMD Realty Investment Fund IV, L.P. and Universal Ensco, Inc.

Lease Amendment Two dated May 7, 2007, between CMD Realty Investment Fund IV, L.P. and Universal Ensco, Inc.

Letter dated June 7, 2007 re: exercise of parking option.

Lease Term Confirmation Letter dated July 11, 2007.

Parking Letter Agreement dated July 12, 2007.

DMS, Inc.

Suite 600

Office Lease dated March 8, 2007, by and between CMD Realty Investment Fund IV, L.P. and DMS, Inc.

Lease Term Confirmation letter dated April 23, 2007

LICENSES

airBand Communications, Inc.

License Agreement

License Agreement dated April 18, 2002, by and between CMD Realty Investment Fund IV, L.P. and airBand Communications, Inc.

Texas Cable Partners, L.P.

d/b/a Time Warner Cable

Services Agreement

Cable/Broadband Commercial Services Agreement dated October 1, 2003 between Texas Cable Partners, L.P. d/b/a Time Warner Cable and CMD Realty Investment Fund IV, L.P.

Southwestern Bell Telephone, L.P.

Telecommunications Agreement

Telecommunications Agreement dated November (illegible), 2003, between CMD Realty Investment Fund IV, L.P. and Southwestern Bell Telephone, L.P.

C-3-10

EXHIBIT D-1

COMMISSION AGREEMENTS

NORTHPOINT CENTRAL

1.                                    Commission Agreement dated December 5, 2005, by and between CMD Realty Investors and Partners Commercial Realty, L.P. d/b/a NAI Houston.

2.                                     Commission Agreement dated August 11, 2006 by and between CMD Realty Investors, L.P. and Pennington Commercial.

D-1-1

EXHIBIT D-2

COMMISSION AGREEMENTS

REGENCY CENTER

1.                                      Commission Agreement dated March 7, 2006, by and between CMD Realty Investors and USI Real Estate Brokerage Services Inc.

D-2-1

EXHIBIT D-3

COMMISSION AGREEMENTS

2603 AUGUSTA

1.                                    Commission Agreement dated June 17, 1999, by and between CMD Realty Investors, Inc. and Yancey-Hausman & Associates, Inc.

2.                                      Commission Agreement dated March 30, 2005, by and between CMD Realty Investors, Inc. and Morgan Hill Interests (Lovett, Tew & Dykes, LLP).

2.                                    Commission Agreement dated April 4, 2006, by and between CMD Realty Investors (Landlord) and Staubach-Houston, Ltd.

3.                                    Commission Agreement dated November 22, 2006, by and between CMD Realty Investment Fund IV, L.P. and Cushman & Wakefield of Texas, Inc. (Matthew Trozzo).

4.                                    Commission Agreement dated February 21, 2007 for DMS, Inc. deal.

D-3-1

EXHIBIT E-1

SERVICE CONTRACTS

NORTHPOINT CENTRAL

1.	Continuing Service Contract dated March 1, 2007 by and between WIND Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Amtech Elevator Company.

2.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and ABM Janitorial Services.

3.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and ABM Janitorial Services.

4.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Empire Waste, LTD.

5.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Holder’s Pest Control.

6.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Kastle Systems.

7.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Komp Horticultural Services.

8.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Landscape Images of Texas.

9.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Universal Engine Services.

10.	Letter dated July 24, 2006 from Tolin Mechanical Systems Company, re: rate increase for July 31, 2006 through July 31, 2007.

11.	Continuing Service Contract dated July 25, 2003 by and between CMD Realty Investors, as agent for CMD Realty Investment Fund IV, L.P. and Tolin Mechanical Systems Company.

12.

Service Contract dated December 1, 1997 by and between Insignia Commercial Group, Inc. as agent for Northpoint Partners, L.P./Northpoint Central and Southern Care Sweeping AND Extension Letter dated May 2, 2007 by and between Wind Realty Partners as agent for Prince Properties and Southern Care Sweeping.

E-1-1

13.	Continuing Service Contract dated as of February 16, 2007 by and between CMD Realty Investment Fund IV, an Illinois limited partnership, as Owner, and Marvin F. Poer & Company, as Contractor.

14.	Continuing Service Contract dated February 16, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and American Commercial Security Services.

15.	Continuing Service Contract dated July 3, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Holder’s Pest Control.

16.	Champion Commercial Energy Sales Agreement dated November 27, 2006 by and between CMD Realty Investment Fund IV, L.P. d/b/a Northpoint and Champion Energy Services, LLC.

17.

Continuing Service Contract dated February 16, 2007 and Letter Agreement dated May 2, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Fire Water Services, Inc.

18.	Continuing Service Contract dated February 16, 2007 by and between American Commercial Security Services and Wind Realty Partners, as agent for CMD Realty Investment Fund IV.

19.	Service Contract dated September 30, 2003 by and between Texas Window Cleaning Co., Inc. and CMD Realty Investors.

E-1-2

EXHIBIT E-2

SERVICE CONTRACTS

REGENCY CENTER

1.	Continuing Service Contract dated August 1, 2000 by and between CMD Realty Investors, as agent for CMD Realty Investment Fund IV, L.P. and Holder’s Pest Control.

2.	Continuing Service Contract dated July 25, 2003 by and between CMD Realty Investors, as agent for CMD Realty Investment Fund IV, L.P. and Tolin Mechanical Systems Company.

3.	Continuing Service Contract dated February 2, 2005 by and between CMD Realty Investors, as agent for CMD Realty Investment Fund IV, L.P. and Amtech Elevator Company.

4.	Continuing Service Contract dated March 1, 2005 by and between CMD Realty Investors, as agent for CMD Realty Investment Fund IV, L.P. and ABM Janitorial Services.

5.

Continuing Service Contract dated April 28, 2005 AND Letter Agreement dated April 30, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Komp Horticultural Services.

6.

Continuing Service Contract dated February 1, 1999 AND Letter Agreement dated April 30, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Kastle Systems of Texas, Inc.

7.

Continuing Service Contract dated May 20, 2005 AND Letter Agreement dated April 30, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and American Commercial Security.

8.	Letter dated May 17, 2007 extending contract by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Initial Tropical Plants.

9.	Continuing Service Contract dated as of February 16, 2007 by and between CMD Realty Investment Fund IV, an Illinois limited partnership, as Owner, and Marvin F. Poer & Company, as Contractor.

10.	Champion Commercial Energy Sales Agreement dated November 27, 2006 by and between CMD Realty Investment Fund IV, L.P. d/b/a Northpoint and Champion Energy Services, LLC.

E-2-1

EXHIBIT E-3

SERVICE CONTRACTS

2603 AUGUSTA

1.	Continuing Service Contract dated February 16, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and American Commercial Security Services.

2.	Continuing Service Contract dated February 16, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and ABM Janitorial Services.

3.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Aluminum Maintenance Systems.

4.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Air Fresh.

5.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Komp Horticultural Services.

6.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Kastle Systems.

7.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Komp Horticultural Services.

8.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Holder’s Pest Control.

9.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and ABM Janitorial Services.

10.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Amtech Elevator Services.

11.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Universal Engine Services.

12.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Stripe-N-Sweep.

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13.

Commercial Pest Management Agreement dated August 23, 2006 and First Contract Amendment Number One dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Holders Pest Control.

14.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Fire Water Services, Inc.

15.	Continuing Service Contract dated March 1, 2007 by and between Wind Realty Partners, as agent for CMD Realty Investment Fund IV, L.P. and Tolin Mechanical Systems Company.

16.	Continuing Service Contract dated as of February 16, 2007 by and between CMD Realty Investment Fund IV, an Illinois limited partnership, as Owner, and Marvin F. Poer & Company, as Contractor.

17.	Champion Commercial Energy Sales Agreement dated November 27, 2006 by and between CMD Realty Investment Fund IV, L.P. d/b/a Northpoint and Champion Energy Services, LLC.

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EXHIBIT F

EARNEST MONEY ESCROW AGREEMENT

Escrow Trust No.

                            , 2007

HARVARD PROPERTY TRUST, LLC, a Delaware limited liability corporation, d/b/a Behringer Harvard Funds (“Purchaser”), has delivered and deposited with Republic Title of Texas, Inc. (1909 Woodall Rogers, Suite 400, Dallas, Texas 75201, Attention:  Mr. Bo Feagin) (“Escrow Agent”) the sum of Three Million and no/100 Dollars ($3,000,000.00), representing an Earnest Money Deposit pursuant to the terms of that certain Real Estate Sale Agreement by and between Purchaser and CMD Realty Investment Fund IV, L.P., an Illinois limited partnership dated as of             , 2007, to be deposited with the Escrow Agent and to be delivered by Escrow Agent only upon the joint written order of the undersigned or their respective legal representatives or assigns, except as otherwise provided herein.

Escrow Agent is hereby expressly authorized to disregard in its sole discretion any and all notices or warnings given by any one of the parties hereto or by any other person or corporation, but said Escrow Agent is hereby expressly authorized to regard and to comply with and obey any and all orders, judgments or decrees entered or issued by any court with or without jurisdiction, and in case said Escrow Agent obeys or complies with any joint written order of the parties or any such order, judgment or decree of any court it shall not be liable to any of the parties hereto or any person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree be entered without jurisdiction or be subsequently reversed, modified, annulled, set aside or vacated.  In case of any suit or proceeding regarding this Escrow Trust, to which said Escrow Agent is or may be at any time a party, it shall have a lien on the contents hereof for any and all costs, attorneys’ and solicitors’ fees, whether such attorneys or solicitors shall be regularly retained or specifically employed and other expenses which it may have incurred or become liable for on account thereof, and it shall be entitled to reimburse itself therefor out of said deposit, and the undersigned jointly and severally agree to pay to said Escrow Agent upon demand all such costs, fees and expenses so incurred.

Deposits made pursuant to these instructions shall be invested in any federally insured money market account, unless the parties direct otherwise, which direction to Escrow Agent for such alternate investment shall be expressed in writing and contain the consent of all other parties to this escrow, and also provided that the parties are in receipt of the taxpayer’s identification number, Escrow Agent will, upon request, furnish information concerning its procedures and fee schedules for investment.

In the event Escrow Agent is requested to invest deposits hereunder, Escrow Agent is not to be held responsible for any loss of principal or interest which may be incurred as a result of making the investments or redeeming said investment for the purposes of this escrow trust.

In no case shall the above mentioned deposits be surrendered except on a joint written order signed by the parties hereto, their respective legal representatives or assigns, or in obedience to the process or order of a court as aforesaid.

The Escrow Agent fee shall be divided equally between the undersigned.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Signature Page to Follow]

Accepted:	Republic Title of Texas, Inc.,
Escrow Trustee

By:

PURCHASER:
Behringer Harvard
15601 Dallas Parkway		HARVARD PROPERTY TRUST,
Suite 600		LLC, a Delaware limited liability
Addison, Texas 75001		company, d/b/a Behringer Harvard Funds
Attn:	Joe Jernigan
Phone:	(866) 655-3600
Fax:	(866) 655-3610	By:
Printed Name:
Its:

SELLER:
CMD Realty Investment Fund IV, L.P.
c/o Wind Realty Investors		CMD REALTY INVESTMENT FUND
101 North Wacker Drive, Suite 2002		IV, L.P., an Illinois limited partnership
Chicago, Illinois 60606
Attn:	Mr. Joseph Bowar	By:	CMD/FUND IV GP
Phone:	(312) 525-8224		INVESTMENTS, L.P., an Illinois
Fax:	(312) 726-9473		limited partnership, its general
partner

			By:	CMD REIM IV, INC., an
Illinois corporation, its general
partner

By:
Name:
Its:

EXHIBIT G

TENANT ESTOPPEL CERTIFICATE FORM

                                 , 2007

[Address of Purchaser]

[Address of Lender]

RE:                              [Name and Address of Property] (the “Property”)

Ladies and Gentlemen:

Reference is made to that certain [Lease Agreement] dated as of                          , pursuant to which the undersigned, as tenant (“Tenant”), is demising premises at the captioned address more particularly described in the Lease (the “Premises”). CMD Realty Investment Fund IV, L.P. (“Landlord”) is the current owner of the Property and landlord under the lease.  The lease, together with all amendments thereto included in Schedule 1 attached hereto, is herein referred to as the “Lease”. Tenant hereby represents to the Benefited Parties (as herein defined) that the following statements are true and correct as of the date hereof:

1.                                       Schedule 1 attached hereto is a list of all amendments, modifications, side letters, guaranties and other documents evidencing, governing or securing Tenant’s obligations under the Lease, which documents represent the entire agreement between the parties as to the Premises.  The undersigned is the Tenant under the Lease for the Premises covering                     rentable square feet.

2.                                       The Lease is in full force and effect and has not been amended, modified, supplemented or superseded except as indicated in Schedule 1.  There are no understandings, contracts, agreement or commitments of any kind whatsoever between Landlord and Tenant with respect to the Premises, except as expressly provided in the Lease.

3.                                       The term of the Lease commenced on                          , and expires on                          , subject to any rights of Tenant to extend the term as provided therein.  The base rent presently being charged is $                     .  All rentals, charges, additional rent and other obligations on the part of the undersigned have been paid to and including                       , 200  .  No rental, other than for the current month, has been paid in advance.  The undersigned has accepted possession and now occupies the Premises.  [CONFIRM NO WORK IS PRESENTLY BEING PERFORMED BY LANDLORD ON BEHALF OF ANY TENANT; IF SUCH WORK IS BEING PERFORMED, IT MUST BE CARVED OUT OF THE ESTOPPEL FOR THAT TENANT.]    In addition to the fixed minimum Base Rent, the Tenant pays its pro-rata share of real estate taxes and operating expenses in excess of a base stop of                          .

4.                                       Tenant has paid to Landlord a security deposit in the amount of $                           .  Tenant has no claim against Landlord for any other security, rental, cleaning access card, key or other deposits or any prepaid rentals.

5.                                       Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default.  All conditions under the Lease to be performed by Landlord have been satisfied.  Without limiting the generality of the foregoing, all improvements to be constructed in the Premises by Landlord have been completed to the satisfaction of Tenant and accepted by Tenant and any tenant construction allowances have been paid in full, and all duties of an inducement nature required of Landlord in the Lease have been fulfilled to Tenant’s satisfaction. [CONFIRM NO WORK IS PRESENTLY BEING PERFORMED BY LANDLORD ON BEHALF OF ANY TENANT; IF SUCH WORK IS BEING PERFORMED, IT MUST BE CARVED OUT OF THE ESTOPPEL FOR THAT TENANT.] Tenant has no claim against Landlord by reason of any restriction, encumbrance or defect in title of the Premises of which Tenant has actual knowledge.

6.                                       There currently is no defense, offset, lien, claim or counterclaim by or in favor of Tenant against Landlord under the Lease or against the obligations of Tenant under the Lease (including, without limitation, any rentals or other charges due or to become due under the Lease) and Tenant is not contesting any such obligations, rentals or charges. To Tenant’s knowledge, all leasing commissions due in respect of the current term of the Lease have been paid.

7.                                       Tenant has no renewal, extension or expansion option, no right of first offer or right of first refusal and no other similar right to renew or extend the term of the Lease or expand the property demised thereunder except as may be expressly set forth in the Lease.  Tenant has no right to lease or occupy any parking spaces within the Property except as set forth in the Lease.  Tenant is entitled to no free rent nor any credit, offsets or deductions in rent, nor other leasing concessions other than those specified in the Lease.

8.                                       Tenant is not in any respect in default in the performance of the terms and provisions of the Lease nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default.  Without limiting the generality of the foregoing, Tenant is current in its rental obligation under the Lease.

9.                                       The undersigned has not received notice of a prior transfer, assignment, hypothecation or pledge by Landlord of any of Landlord’s interest in the Lease other than to the holder of any first mortgage on the captioned Property.

10.                                 To Tenant’s knowledge, there are no liens recorded against the Premises with respect to work performed by or on behalf of Tenant or materials supplied to the Premises.

11.                                 Tenant has not assigned the Lease nor sublet all or any part of the Premises, except as shown on Schedule 1 attached hereto and made a part hereof for all purposes.

The above certifications are made to the Benefited Parties knowing that the Benefited Parties will rely thereon in making an investment in the Premises. For purposes hereof, the term “Benefited Parties” means the addressees of this letter and all of the following: (a) Harvard Property Trust, LLC, a Delaware limited liability company and its successors, assigns, and designees (including, without limitation, any tenant in common purchasers); and (b) any lender to which any party described in the foregoing clause (a) grants a deed of trust, mortgage or other lien upon the Premises.

Very truly yours,

,
a

By:
Name:
Title:

EXHIBIT H-1

TITLE INSURANCE COMMITMENT

NORTHPOINT CENTRAL

First American Title Insurance Company Title Commitment No. 07R09580, issued April 23, 2007 with an effective date of March 15, 2007.

H-1-1

EXHIBIT H-2

TITLE INSURANCE COMMITMENT

REGENCY CENTER

First American Title Insurance Company Title Commitment No. 07R09581, issued April 23, 2007, with an effective date of March 18, 2007.

H-2-1

EXHIBIT H-3

TITLE INSURANCE COMMITMENT

2603 AUGUSTA

First American Title Insurance Company Title Commitment No. 07R09579 WR3,  issued March 22, 2007 with an effective date of March 15, 2007.

H-3-1

EXHIBIT I-1

SURVEY

NORTHPOINT CENTRAL

Survey prepared by Guthrie, Lyons & Associates, Inc. dated April 9, 2007 as Job No. GUT99-11039-07.

I-1-1

EXHIBIT I-2

SURVEY

REGENCY CENTER

Land Title Survey prepared by Prejean & Company, Inc. dated April 4, 2007 as Job No. 108-29.

I-2-1

EXHIBIT I-3

SURVEY

2603 AUGUSTA

Land Title Survey prepared by Cotton Surveying Company, dated May 16, 1997 and last revised April 11, 2007 as Job No. 961-10; Drawing # 1853C.

I-3-1

EXHIBIT J-1

PERMITTED EXCEPTIONS

NORTHPOINT CENTRAL

1.               Restrictive covenants recorded in Volume 225, Page 30 of the Map Records and those recorded under Clerk’s File Nos. E-009273, E-481934, E-867231, E-867232, F-425213, G-083198, H-116505, H-116506, and J-244229 of the Real Property Records of Harris County, Texas.

2.               Shortages in Area.

3.               Any titles or rights asserted by anyone, including, but not limited to, persons, the public, corporations, governments or other entities:

a.               to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans;

b.              to lands beyond the line of the harbor or bulkhead lines as established or changed by any government; or

c.               to filled-in lands, or artificial islands; or

d.              to statutory water rights, including riparian rights; or

e.               to the area extending from the line of mean low tide to the line of vegetation, or the rights of access to that area or easement along and across that area.

4.               Standby fees, taxes and assessments by any taxing authority for the year 2007, and subsequent years and subsequent taxes and assessments by any taxing for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exemption granted to a previous owner of the property under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year.

5.               The following easements and/or building setback lines per plat recorded in Volume 225, Page 30, Map Records, Harris County, Texas as shown on survey prepared by Guthrie Lyons & Associates, Inc. under Job No. GUT99-11039-07 certified by Thomas R. Lyons, RPLS No. 1628, dated April 9, 2007 (“Survey”):

(a)           a sanitary sewer easement 10 feet wide along the north line;

(b)           a drainage easement 15 feet wide along the south line;

(c)           a utility easement 10 feet wide along the south line; and

(d)           building set back line 10 feet in width along the north line.

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6.              Permission to build concrete paving for drive purposes over said easement granted by the City of Houston in instrument recorded under Clerk’s File No. H-465073 of the Real Property Records of Harris County, Texas.

7.              An easement 10 feet wide located north of, adjacent to and adjoining the aforementioned 15 foot wide easement along the south property line together with an aerial easement 10 feet wide, extending upward from an inclined plane, beginning at a height of 15 feet above the ground  and continuing outward to a height of 19 feet 2 inches located north of, adjacent to, and adjoining the above described 10 foot wide easement and granted to Houston Lighting & Power Company by instrument recorded under Clerk’s File No. E-283996 of the Real Property Records of Harris County, Texas, as shown on the Survey.

8.              An easement 10 feet wide across a portion of subject property together with an aerial easement 10 feet wide, extending upward from an inclined plane, beginning at a height of 15 feet above the ground and continuing outward to a height of 19 feet 2 inches located on both sides of, adjacent to and adjoining the above described 10 feet wide easement and granted to Houston Lighting & Power Company by instrument recorded under Clerk’s File No. H550004 of the Real Property Records of Harris County, Texas, as shown on the Survey.

9.              A City of Houston water meter easement 20 feet wide along 20 feet of the north property line, as reflected by instrument recorded under Clerk’s File No. H-630990 of the Real Property Records of Harris County, Texas, as shown on the Survey.

10.        1/2 of all the oil, gas and other minerals, the royalties, bonuses, rentals and all other rights in connection with same are excepted herefrom as the same are set forth in instrument recorded in Volume 3189, Page 163 of the Deed Records of Harris County, Texas.  The executory rights to oil and gas leases waived therein, as noted on Survey.

11.        1/4th of all the oil, gas and other minerals, the royalties, bonuses, rentals and all other rights in connection with same are excepted herefrom as the same are set forth in instrument recorded in Volume 7271, Page 369 and Volume 7271, Page 379 of the Deed Records of Harris County, Texas.  The executory rights to oil and gas leases waived therein, as noted on Survey.

12.        Subject to the restrictions and regulations imposed by Ordinances of the City of Houston, recorded in Volume 5448, Page 421 of the Deed Records of Harris County, Texas, as amended under Clerk’s File No. J-040968 of the Real Property Records of Harris County, Texas, regarding Houston Intercontinental Airport, as noted on Survey.

13.        20’ building line along any street right of way, a 15’ building line along the side of subject property, and an 8’ building line located on rear of subject property, all as reflected by instruments recorded under County Clerk’s File Nos. E-009273 and E-481934 of the Real Property Records of Harris County, Texas, as shown on Survey.

14.        40’ building set back line along Northpoint Drive as set forth in instrument recorded under County Clerk’s File No. E-481934 of the Real Property Records of Harris County, Texas, as shown on Survey.

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15.        Water fountain and appurtenant equipment located over the building lines along the north property line and signs located over the building lines along the west and north property lines, as shown on Survey.

16.        Rights of tenants in possession, as tenants only, under written unrecorded leases or rental agreements as set forth on a list of leases disclosed to Purchaser.

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EXHIBIT J-2

PERMITTED EXCEPTIONS

REGENCY CENTER

1.               Restrictive Covenants recorded in/under Volume 265, Page 74 of the Map Records of Harris County, Texas, and filed for record under Harris County Clerk’s File Nos. G131226, and G131228.

2.               Shortages in Area.

3.               Any titles or rights asserted by anyone, including, but not limited to, persons, the public, corporations, governments or other entities:

(a)                                  to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans;

(b)                                 to lands beyond the line of the harbor or bulkhead lines as established or changed by any government; or

(c)                                  to filled-in lands, or artificial islands; or

(d)                                 to statutory water rights, including riparian rights; or

(e)                                  to the area extending from the line of mean low tide to the line of vegetation, or the rights of access to that area or easement along and across that area.

4.               Standby fees, taxes and assessments by any taxing authority for the year 2007, and subsequent years and subsequent taxes and assessments by any taxing for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exemption granted to a previous owner of the property under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year.

5.               The following easements and/or building lines per plat recorded in Volume 265, Page 74 of the Map Records of Harris County, Texas, as shown on survey prepared by Prejean & Company, Inc. under Job No. 108-29, certified by N.M. Mathis, RPLS No. 4517, dated April 4, 2007 and last revised                    2007 (hereafter referred to as the “Survey”).

(a)                                  10’ sanitary sewer easement along the north line, as affected by Permission to Build Over City Easement executed by the City of Houston as set forth by instrument filed for record under Harris County Clerk’s File No. H465065;

(b)                                 10’ water line easement along the west line, as affected by Permission to Build Over City Easement executed by the City of Houston as set forth by instrument filed for record under Harris County Clerk’s File No. H465065;

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(c)                                  10’ building line along the north line;

(d)                                 10’ building line along the west line;

(e)                                  Utility easement 10’ in width along the east property line and an unobstructed aerial easement adjoining thereto 10’ wide, set forth as “Easement Seven” in instrument filed for record under Harris County Clerk’s File No. H238980; as affected by Consent to Encroachment filed for record under Harris County Clerk’s File Nos. M357608 and M390594, as shown on the Survey

(f)                                    Water meter easement 10’ feet by 20’ granted to the City of Houston, as set forth by instrument filed for record under Harris County Clerk’s File No. H586462, as shown on the Survey.

(g)                                 Easement for electric distribution systems 10’ in width and easement for electric distribution systems 27’ in width and 29’ in length, the location and description of which are shown therein, each granted to Houston Lighting & Power Company by instrument filed for record under Harris County Clerk’s file No. H804772, as affected by Consent to Encroachment filed for record under Harris County Clerk’s File Nos. M357608 and M398594, as shown on the Survey.

(h)                                 A 1/8th royalty interest in all oil, gas and other minerals, as set forth in instrument recorded in Volume 2103, Page 213 of the Deed Records of Harris County, Texas, provided, however, that the holder of such royalty interest has no rights to enter on to the property described therein and/or extract, or cause the extraction of, any such oil, gas or other minerals.

6.              Rights of tenants in possession, as tenants only, under written unrecorded leases or rental agreements as set forth on a list of leases disclosed to Purchaser.

7.              Annual maintenance charge and special assessments payable to Westchase Two Community Association, Inc., as set forth and secured by Vendor’s Lien retained in instruments filed for record under Harris County Clerk’s File Nos. G131226 and F748372, as noted on Survey.

8.              30.5’ building, parking, paving setback line along the north line, 39.5’ building, parking, paving setback line along the west line, 50’ building, parking, paving setback along the south and east lines, and 5’ parking setback along the south line, as recorded under Harris County Clerk’s File No. G131226. as shown on the Survey.

9.              Wood sign within 10’ sanitary sewer easement along north property line, and sign within 10’ water line easement along the west line, as shown on the Survey.

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EXHIBIT J-3

PERMITTED EXCEPTIONS

2603 AUGUSTA

1.               Shortages in Area.

2.               Any titles or rights asserted by anyone, including, but not limited to, persons, the public, corporations, governments or other entities:

(a)                                  to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans;

(b)                                 to lands beyond the line of the harbor or bulkhead lines as established or changed by any government; or

(c)                                  to filled-in lands, or artificial islands; or

(d)                                 to statutory water rights, including riparian rights; or

(e)                                  to the area extending from the line of mean low tide to the line of vegetation, or the rights of access to that area or easement along and across that area.

3.               Standby fees, taxes and assessments by any taxing authority for the year 2007, and subsequent years and subsequent taxes and assessments by any taxing for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exemption granted to a previous owner of the property under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year.

4.               Rights of tenants in possession, as tenants only, under written unrecorded leases or rental agreements as set forth on a list of leases disclosed to Purchaser.

5.               Sanitary sewer easement 10’ in width along the North property line, as described by instrument filed for record under Harris County Clerk’s File No. E527609.  Said easement affected by Permission to Build Over City Easement as described by instruments filed for record under Harris County Clerk’s File Nos. H464994 and H465044, as shown on Survey prepared by Cotton Surveying under Job No. 961-10 certified by Carlos P. Cotton, RPLS No. 1902, dated May 16, 1997, lasted revised                     , 2007 (“Survey”).

6.              Water meter easement 7.5 feet in width and 20 feet in length along the Westerly property line, as described by instrument filed for record under Harris County Clerk’s File No. H992793, as shown on the Survey.

7.              Two easements (1) being fifteen feet in width and twenty feet in length, and (2) being seventeen feet in width and twenty-seven feet in length, as described by instrument to

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Houston Lighting & Power Company filed for record under Harris County Clerk’s File No. J534946, as shown on the survey.

8.               (1) the fence encroaches into the South property line, and (2) asphalt paving encroaches into the property on the south line, as shown on the Survey.

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EXHIBIT K

SPECIAL WARRANTY DEED

THE STATE OF TEXAS	)
)
COUNTY OF	)

CMD Realty Investment Fund IV, L.P., an Illinois limited partnership (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) paid to Grantor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED and does hereby GRANT, SELL and CONVEY unto                                             , a(n)                             (“Grantee”), that certain land being more particularly described in Exhibit A, attached hereto and incorporated herein by reference, together with all improvements located on such land including, without limitation, the office building currently located on such land (the “Building”) together with all improvements, fixtures, heating, ventilation, air conditioning, plumbing, electrical and other systems, and all parking facilities, located on such land and used in connection with the Building (such land and improvements being collectively referred to as the “Property”).

This conveyance is made and accepted subject to all matters (the “Permitted Exceptions”) set forth in Exhibit B, attached hereto and incorporated herein by reference.

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances pertaining thereto, including all of Grantor’s right, title and interest in and to adjacent streets, strips and gores, alleys and rights-of-way, subject to the Permitted Exceptions, unto Grantee and Grantee’s successors and assigns forever; and Grantor does hereby bind itself and its successors to warrant and forever defend the Property unto Grantee and Grantee’s successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject to the Permitted Exceptions.

Executed on the date set forth in the acknowledgment attached hereto to be effective as of the           day of                      , 2007.

SELLER:

CMD REALTY INVESTMENT FUND
IV, L.P., an Illinois limited partnership

By:	CMD/FUND IV GP
INVESTMENTS, L.P., an Illinois
limited partnership, its general
partner

	By:	CMD REIM IV, INC., an
Illinois corporation, its general
partner

By:
Name:
Its:

STATE OF	)
)
COUNTY OF	)

This instrument was acknowledged before me on                          , 200     by                                 ,                                  of                                              , on behalf of said                              .

Notary Public, State of

(printed name)

My commission expires:

WHEN RECORDED, PLEASE
RETURN TO:

EXHIBIT L

BILL OF SALE

FOR VALUE RECEIVED, CMD Realty Investment Fund IV, L.P., an Illinois limited partnership (“Seller”), hereby transfers to                                                       , a(n)                                    (“Purchaser”), all of Seller’s right, title and interest in the following (collectively, the “Personal Property”):  (a) all tangible personal property located on the land described on Exhibit A attached hereto (“Land”), excluding the tangible personal property described on Exhibit B attached hereto, (b) all plans, specifications, books, records, marketing materials, logos and trademarks related to and used exclusively in connection with the Land and improvements thereon, but excluding the name “CMD” and all variations thereof and any websites maintained by Seller or any of its affiliates, and (c) all transferable warranties, licenses and permits related to the Land and improvements thereon.  This Bill of Sale is delivered pursuant to the terms of the Real Estate Sale Agreement dated as of                                   , 2007 between Seller and Purchaser (the “Sale Agreement”). The Personal Property is transferred in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller, and otherwise in accordance with the terms of Section 19 of the Sale Agreement.

IN WITNESS WHEREOF, Seller and Purchaser have executed this Bill of Sale as of                               , 200      .

SELLER:

CMD REALTY INVESTMENT FUND IV, L.P., an Illinois limited partnership

By:	CMD/FUND IV GP INVESTMENTS, L.P., an Illinois limited partnership, its general partner

	By:	CMD REIM IV, INC., an Illinois corporation, its general partner

By:
Name:
Its:

PURCHASER:

a(n)

By:
Printed Name:
Its:

EXHIBIT A TO BILL OF SALE

LAND

EXHIBIT B TO BILL OF SALE

EXCLUDED PROPERTY

EXHIBIT M

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (“Assignment”) is made on                     ,200         between CMD Realty Investment Fund IV, L.P., an Illinois limited partnership (“Seller”), and                                          , a(n)                         (“Purchaser”).

A.            Seller and Purchaser entered into the Real Estate Sale Agreement dated                     , 2007 between Seller and Purchaser (“Agreement”), regarding the sale of, among other things, the land described on Exhibit A (“Land”).  Capitalized terms used herein but not defined shall have the respective meanings ascribed to them in the Agreement.

B.            Pursuant to the Agreement, Seller agreed to transfer, among other things, all rights, title and interest in certain leases, commission agreements and service agreements with respect to the Real Property.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Assignment of Leases.  Seller hereby assigns to Purchaser all of Seller’s right, title and interest in and to (i) the leases, licenses and other similar agreements to occupy the Real Property described in Exhibit B (collectively, the “Leases”), except that Seller hereby retains the right (without limitation of the obligation of Purchaser to use good faith efforts) to collect Delinquent Rents and any amounts due in connection with the 2006 reconciliation from the tenants under the Leases, including the right to file an action for collection (provided that, in connection therewith, Seller shall have no right to terminate any of the Leases or disturb the tenants’ possessory rights thereunder), (ii) the commission agreements described in Exhibit C (collectively, the “Commission Agreements”), and (iii) the service contracts described in Exhibit D (collectively, the “Service Contracts”).  The Leases, Commission Agreements and Service Contracts are referred to collectively herein as the “Assumed Agreements”.

2.             Assumption.  Purchaser hereby assumes all of the obligations of Seller under the Assumed Agreements to the extent that such obligations are required to be performed on or after the date of this Assignment.  Subject to the terms of Sections 13(g) and (h) of the Agreement, Seller shall remain responsible for any monetary obligations of Seller under the Commission Agreements and Service Contracts to the extent that such obligations were due prior to the date of this Assignment.

3.             Disclaimers.  The rights of Seller to the Assumed Agreements are transferred in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller, and otherwise in accordance with the terms of Section 19 of the Agreement.

4.             Counterparts.  This Assignment may be executed in separate counterparts which, when taken together, shall constitute one document.

5.             Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of Seller, Purchaser and their respective successors and assigns.

[balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the date set forth above.

SELLER:

CMD REALTY INVESTMENT FUND IV, L.P., an Illinois limited partnership

By:	CMD/FUND IV GP INVESTMENTS, L.P., an Illinois limited partnership, its general partner

	By:	CMD REIM IV, INC., an Illinois corporation, its general partner

By:
Name:
Its:

PURCHASER:

a(n)

By:
Printed Name:
Its:

EXHIBIT A

TO ASSIGNMENT AND ASSUMPTION

LAND

EXHIBIT B

TO ASSIGNMENT AND ASSUMPTION

LEASES

EXHIBIT C

TO ASSIGNMENT AND ASSUMPTION

COMMISSION AGREEMENTS

EXHIBIT D

TO ASSIGNMENT AND ASSUMPTION

SERVICE CONTRACTS

EXHIBIT N

TENANT NOTICE LETTER

                            , 200

VIA CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Re:                               Notice of Sale of

This notice is delivered to advise you that the building named above was sold and conveyed on                       , 200         by CMD Realty Investment Fund IV, L.P., an Illinois limited partnership (“Seller”) to                                          , a(n)                          (“Purchaser”), and that, in connection with the sale, your lease in the building was assigned to Purchaser.  As part of such sale, your security deposit in the total amount of $                           has been transferred to, and received by, Purchaser, and Purchaser will be responsible for the return of said security deposit according to the terms of your lease.  Accordingly, you are hereby authorized and directed to make all future payments under the lease to Purchaser at the following address:

N-1

All communications and notices concerning your lease should be sent to:

SELLER:

CMD REALTY INVESTMENT FUND IV, L.P., an Illinois limited partnership

By:	CMD/FUND IV GP INVESTMENTS, L.P., an Illinois limited partnership, its general partner

	By:	CMD REIM IV, INC., an Illinois corporation, its general partner

By:
Name:
Its:

PURCHASER:

a(n)

By:
Printed Name:
Its:

N-2

EXHIBIT O

FIRPTA AFFIDAVIT

CERTIFICATION OF NONFOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by CMD Realty Investment Fund IV, L.P., an Illinois limited partnership (“Seller”), Seller hereby certifies the following:

1.             Seller is a “United States Person” and is not a “foreign person” in accordance with and for the purpose of the provisions of Sections 7701 and 1445 (as may be amended) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

2.             Seller’s U. S. Employer Identification Number is                     .

3.             Seller’s office address is c/o Wind Realty Investors, 101 North Wacker Drive, Suite 2002, Chicago, Illinois  60606.

[Signature Page to Follow]

O-1

The undersigned understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Dated:	, 200	SELLER:

CMD REALTY INVESTMENT FUND IV, L.P., an Illinois limited partnership

		By:	CMD/FUND IV GP INVESTMENTS, L.P., an Illinois limited partnership, its general partner
			By:	CMD REIM IV, INC., an Illinois corporation, its general partner

By:
Name:
Its:

O-2

EXHIBIT P

AFFIDAVIT OF TITLE

STATEMENT REQUIRED FOR THE ISSUANCE OF

ALTA OWNERS AND LOAN POLICIES

Commitment No.:                                      (the “Commitment”)

Date:                             , 200

To the actual knowledge of the undersigned, CMD Realty Investment Fund IV, L.P., an Illinois limited partnership (“Seller”), the following is hereby certified with respect to the land described in the Commitment.

1.             That, except as noted at the end of this paragraph, within the last six (6) months (a) no labor, service or materials have been furnished (by or on behalf of Seller) to improve the land, or to rehabilitate, repair, refurbish, or remodel the building(s) situated on the land; (b) nor have any goods, chattels, machinery, apparatus or equipment been attached to the land or building(s) thereon (by or on behalf of Seller), as fixtures; (c) nor have any contracts been let (by or on behalf of Seller) for the furnishing of labor, service, materials, machinery, apparatus or equipment which are to be completed subsequent to the date hereof; (d) nor have any notices of lien been received (by or on behalf of Seller), except the following, if any:                                                                             .

2.             That all management/association fees, if any, are fully paid, except the following:                                                                                    .

3.             That, except as shown on the Commitment, there are no unrecorded security agreements, leases, financing statements, chattel mortgages or conditional sales agreements in respect to any appliances, equipment or chattels that are owned by Seller and that have or are to become attached to the land or any improvements thereon as fixtures or any unrecorded taxes or assessments affecting land that have been levied, except the following, if any:                                                                                                     .

4.             That there are no unrecorded contracts or options to purchase the land granted by Seller or rights of first refusal to purchase the land granted by Seller, except the following, if any:                                                                                                                                                   .

5.             That there are no unrecorded leases, easements or other servitudes to which the land or building, or portions thereof, are subject, except the following, if any:  (i) those certain leases described on Exhibit A hereto, (ii) matters shown on a survey of the land and/or the building(s), and (iii) matters shown on the Commitment.

6.             There are no Judgments, Federal Tax Liens, or State Tax Liens against Seller and/or the land.

7.             No proceedings in bankruptcy or receivership have ever been instituted by or against Seller, and Seller has never made an assignment for the benefit of creditors.

8.             That there are no liens in favor of any city, town, village or port authority for unpaid services, charges for service by any water system, sewer system or gas system serving the land.

9.             That no services of a broker have been performed with regard to the management, sale, purchase, lease, option, or other conveyance of interest in the land which services have amounts due and owing that have not been paid, except for:                                                                       .

Seller makes the above statements for the purpose of inducing Republic Title of Texas, Inc. and                                                            (together, “Company”) to issue its owners or loan policies pursuant to the Commitment.  Seller does hereby indemnify the Company for loss or damage (including reasonable attorneys’ fees, expenses and costs) incurred by the Company as a result of any untrue statement made by Seller herein.

By its acceptance hereof, the Company hereby acknowledges and agrees that (a) the recourse of the Company with respect to this Affidavit of Title and the statements made by Seller herein shall be solely to the assets of Seller, and (b) none of the “Exculpated Parties” (as defined below) shall have any personal liability in connection with this Affidavit of Title or the statements made herein, and the Company shall have no recourse against any of the Exculpated Parties or any of their respective assets.  As used in this paragraph, “Exculpated Parties” shall mean, collectively, (1) any general or limited partner of Seller, including, without limitation, CMD/Fund II GP Investments, L.P., (2) any general or limited partner of such general or limited partner of Seller, including, without limitation, CMD REIM II, Inc., and (3) any other partner, member, shareholder, officer, director, employee, agent or affiliate or other direct or indirect owner of (x) Seller, (y) any of the other parties described in (2) or (3) above, or (z) any of Seller’s or such other parties’ respective constituent owners.

Notwithstanding anything contained herein, the statements made by Seller herein shall survive for a period of six (6) months from the date hereof.

SELLER

CMD REALTY INVESTMENT FUND IV, L.P., an Illinois limited partnership

By:	CMD/FUND IV GP INVESTMENTS, L.P., an Illinois limited partnership, its general partner

By:	CMD REIM IV, INC., an Illinois corporation, its general partner

By:
Name:
Its:

EXHIBIT A TO AFFIDAVIT OF TITLE

LIST OF LEASES

(attached hereto)

EXHIBIT Q-1

SECURITY DEPOSITS

NORTHPOINT CENTRAL

	Cash Security	Letters of
Tenant	Deposits	Credit

Fieldstone Mortgage Company	$4,024.50
Kyung Ja Chun dba Royal Deli	$1,221.63
First NLC Financial Services	$5,046,13
Kaneka Texas Corporation	$12,459.19
Bell Geospace, Inc.	$5,118.75
Signa Engineering Corporation	$10,569.27
Champions Pipe & Supply, Inc.	$12,132.92
Aggreko	$3,689.58
ADV Extraction Technologies	$7,003.50
Warrior Energy Services Corp.	$6,013.50
Deployed Medical Solutions	$8,576.29
Associated Transport Line, LLC	$15,758.75
WS Nelson	$51,835.00
Total	$143,449.01

Q-1-1

EXHIBIT Q-2

SECURITY DEPOSITS

REGENCY CENTER

	Cash Security	Letters of
Tenant	Deposits	Credit

Interactive Network Technology	$4,136.99
Arrow Electronics	$2,256.10
Huan Choi	$1,234.00
EEW Steel Trading, L.L.C.	$3,279.00
Adecco Employment Services	$2,913.33
Mark Hastings, Allstate Insurance	$2,376.56
Micro Integration/Programming	$4,057.50
Ulrich Engineers, Inc.	$4,802.50
Ineos Americas, LLC	$3,811.08
OMTI, Inc.	$3,811.50
Commerciant, L.P.	$10,611.00
F. A. Richard & Associates, Inc.	$4,765.50
Chemstations, Inc.	$4,510.00
Sinomax	$3,698.33
Total	$56,263.39

Q-2-1

EXHIBIT Q-3

SECURITY DEPOSITS

2603 AUGUSTA

	Cash Security	Letters of
Tenant	Deposits	Credit

Hendricks & Partners LLC	$3,518.67
Universal Ensco, Inc.	$12,765.62
DMS, Inc.	$27,555.00
Madan, Mossman & Spiram, P.C.	$3,981.25
Branson, Folkes/Russell	$1,977.19
Fritz O.A. Franke, M.D.	$1,977.25
General Employment Enterprise	$2,320.00
DQ Holdings, LLC	$3,978.33
Haddington Ventures, LLC	$12,296.17
Lovett Tew & Dykes, LLP	$6,653.17
Robert Beamon	$2,547.33
Jonas, Aaron	$2,674.58
Dynamic Graphics, Inc.	$8,308.63
Nance & Simpson, LLP	$5,188.72
T.R. Moore & Company, P.C.	$5,410.18
Kent L. Wilson & John Johnston	$3,973.20
Burnett Holdings, Inc.	$3,094.99
William T. Evans	$1,177.80
Total	$109,398.08

Q-3-1